UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07840

                              SCHRODER SERIES TRUST
               (Exact name of registrant as specified in charter)
                                    --------


                          875 Third Avenue, 22nd Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                              Schroder Series Trust
                                  P.O. Box 8507
                                Boston, MA 02266
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-464-3108

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2003

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.

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SCHRODER MUTUAL FUNDS
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OCTOBER 31, 2003      ANNUAL REPORT


                      Schroder Emerging Markets Fund

                      Schroder International Fund

                      Schroder U.S. Large Cap Equity Fund

                      Schroder U.S. Opportunities Fund

                      Schroder MidCap Value Fund

                      Schroder Small Capitalization Value Fund




[LOGO] SCHRODERS | 2004
       200 years of forward thinking

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SCHRODER MUTUAL FUNDS
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                                             November 21, 2003


Dear Shareholder:

We are pleased to provide the Annual Report to shareholders of the Schroder Mutual Funds, which covers the twelve-month period ended October 31, 2003. This report includes comments from portfolio managers, schedules of investments and other relevant information regarding the Schroder Mutual Funds. We encourage you to read the report and we thank you for making Schroders part of your investment program.

The fiscal year was marked by further market volatility - equity and fixed income, domestic and international, large cap and small cap all saw fluctuations caused by a variety of factors. However, towards the end of the timeframe, positive signs began to emerge allowing some degree of investor optimism and driving markets up once again.

Perhaps the most significant event of the last twelve months was the war in Iraq. As talks to avert fighting took place, the uncertainty of the situation pushed markets down. However, once the conflict began, markets rose. This occurred at the same time companies began to report better than expected profit growth.

On the domestic front, the federal tax cut helped drive more money into the market. In addition, it encouraged consumers to spend, thus boosting overall returns and company profits. However, it is unclear to what extent the new tax law will impact long-term investment. The Federal Reserve continues to play a major role in the recovery effort and has publicly stated that it is committed to keeping interest rates low for extended periods to stimulate the economy.

Despite the recent strong economic activity in the U.S., there is still cause for concern given that the economic recovery the U.S. has experienced thus far has not been accompanied by job growth. Business hiring, which is a critical component to any recovery, has not seen the upswing that is typically required for any sustainable momentum.

International markets are also showing positive growth signs. While the outbreak of SARS caused particular uncertainty in Asian markets, the subsequent containment of the disease allowed for a significant recovery. Recent economic reports coming from Japan have contained positive data that investors appear to be taking note of. While this is credited in part to recent structural improvements undertaken by the Japanese government, similar steps were taken in recent history without achieving the desired impact, so a cautious outlook may be prudent.

Elsewhere, the outlook for European markets is unclear given that some of the larger economies in the region showed signs of a recession during the fiscal year. Although a recovery appears not far off, the strength of the euro may delay any rebound. Finally, emerging markets continued their strong showing, delivering returns that generally outperformed developed economies. While the overall outlook of emerging markets remains positive, it is hinged on the value of the U.S. dollar and investor's level of risk aversion.

As we have in the past, it is once again important to emphasize the necessity of taking a long-term outlook to your portfolio and the need for diversifying among a range of domestic and international equity and bond funds.

We thank you for making Schroders part of your investment goals and for your continued confidence.


                                                           Sincerely,

                                                           /S/Catherine A. Mazza
                                                           Catherine A. Mazza
                                                           President

THE VIEWS EXPRESSED IN THE FOLLOWING REPORT WERE THOSE OF EACH RESPECTIVE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS ANNUAL REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THESE REPORTS MAY NO LONGER BE HELD BY THE FUNDS AND THEREFORE NO LONGER APPEAR IN THE SCHEDULES OF INVESTMENTS AS OF OCTOBER 31, 2003.


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SCHRODER EMERGING MARKETS FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 14, 2003)


PERFORMANCE

The Schroder Emerging Markets Fund had a total return of 48.40% for the twelve months ended October 31, 2003. The Fund's benchmark, the Morgan Stanley Capital International Emerging Markets Free Index, had a total return of 48.32% for the same period.

Stock selection across a wide range of countries including Taiwan, Korea, Mexico and Russia was the major contributor to performance. Offsetting this was the effect of the Fund's operational cash in strong markets, its underweight position in Chile, stock selection in India and a conservative approach to Brazilian markets in the initial post-election euphoria.

MARKET BACKGROUND

For the second consecutive fiscal year, emerging markets generally outperformed developed markets. The rise occurred mainly after the war in Iraq was declared over and elevated risk premiums normalized. Through the summer, investors grew confident that the second half of the year would see an improvement in the global economy. Better than anticipated economic data from both the U.S. and Japan has supported this.

The Asian region produced strong returns mainly due to its large export focused sectors. Latin America benefited from positive domestic developments, particularly in Brazil, improving risk appetites and stronger commodity prices. The European and African regions were boosted by the same factors as Latin America and delivered some strong individual country returns, notably in Turkey.

PORTFOLIO REVIEW

Portfolio construction during the period was based on the view that there would be a modest upturn in the global economy and valuations within emerging markets remained relatively attractive. As a result, the Fund added to its cyclical exposure after the declared conclusion of the war in Iraq.

At the sector level, the main additions to the Fund were financial stocks in Brazil and Thailand, technology stocks in Taiwan and cyclical stocks in Korea. The Fund reduced its exposure to energy stocks in Russia as valuation targets were realized and technology stocks in India where margin pressure detrimentally affected the growth profile. Despite its reduction in Russian energy stocks, the Fund remained overweight in that sector based on our belief that overall valuations are attractive and our expectations of a normalized oil price above market consensus. The Fund was also overweight in financial stocks due to their valuations, the potential for further interest rate declines in countries like Brazil and Mexico and loan growth in India and Thailand. The Fund's exposure to the Taiwanese technology sector was also increased given evidence that a robust recovery in demand is imminent. Within Taiwan the Fund has a preference for market leading companies. Overall, the Fund's largest overweight position was Taiwan Semiconductor, whose market share of the contract manufacturing of semiconductors is more than 50%. We believe that this affords the company advantages in its economies of scale and research and development. The Fund's main underweight positions were in the defensive utilities and consumer staples sectors.

At a country level, the Fund added to Brazilian holdings due to the expected positive momentum generated from the reform program as well as further reductions in interest rates. The Fund's main reduction in exposure was Russia where stocks, particularly those in the energy sector, performed strongly. The Fund increased exposure to Taiwan and was overweight versus the benchmark in India and Thailand, both of which have shown attractive recent growth. The Fund was also overweight in Mexico, where companies continued to generate high levels of free cash flow. The Fund's main underweight positions were in Israel and Malaysia, where valuations appear to be high when compared to similar stocks elsewhere.



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SCHRODER EMERGING MARKETS FUND
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Toward the end of the  period,  the Fund took  profits in some of the  strongest performing cyclical stocks and used the proceeds to purchase consumer staple and utility stocks. The Fund also maintains a quality bias, with overweight positions in stocks with a high return on equity.

OUTLOOK

We believe that economic forecasts remain supportive of emerging markets. The relatively orderly fall in the value of U.S. dollar also lends support to emerging markets through the impact on commodity prices and rising real purchasing power.

Despite outperforming developed markets over the last three years, we believe that emerging market valuations remain sustainable, due in part to a more robust earnings environment in emerging markets. Our positive outlook is also based on stronger management at the corporate level, as evidenced by the significant recovery in the average return on equity being generated by many emerging market companies.

The main risk to this optimistic view would be a relapse in global growth, although a move to a much faster rate of decline in the U.S. dollar or deterioration in the geopolitical environment in the Middle East could also raise risk aversion, which is important for emerging markets.




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                                        3
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SCHRODER EMERGING MARKETS FUND
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                     COMPARISON OF CHANGE IN THE VALUE OF A
                              $10,000 INVESTMENT IN
                         SCHRODER EMERGING MARKETS FUND
                           VS. MORGAN STANLEY CAPITAL
                          INTERNATIONAL (MSCI) EMERGING
                               MARKETS FREE INDEX.

                                  [LINE CHART]

             Schroder Emerging Markets Fund    MSCI Emerging Markets Free Index
10/31/97     $10,000                           $10,000
10/98          7,360                             6,901
10/99         12,232                             9,981
10/00         10,999                             9,102
10/01          7,853                             6,966
10/02          8,188                             7,540
10/03         12,152                            11,184




The MSCI Emerging Markets Free (EMF) Index is an unmanaged market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. For periods prior to November 30, 1998, returns represent MSCI EMF Index (ex-Malaysia).

PERFORMANCE INFORMATION

                                                        One Year Ended    Five Years Ended     Inception to
                                                       October 31, 2003   October 31, 2003   October 31, 2003
                                                       ----------------   ----------------   ----------------
Schroder Emerging Markets Fund -- Investor Shares .....     48.40%            10.55%(a)          3.30%(b)

(a) Average annual total return.

(b) Average annual total return from commencement of Fund operations (October 31, 1997).

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                   TOP 5 HOLDINGS*
SECURITY                            % OF INVESTMENTS
----------------------------------------------------
Samsung Electronics                          7.7%
Taiwan Semiconductor Manufacturing           4.6
Petrobras                                    3.0
Impala Platinum Holdings                     2.8
Kookmin Bank                                 2.6


                              GEOGRAPHIC ALLOCATION
--------------------------------------------------------------------------------
                                   [PIE CHART]
                                % OF INVESTMENTS

ASIA/FAR EAST    LATIN AMERICA        AFRICA            EUROPE       MID-EAST
60.2%            21.0%                9.3%              9.2%         0.3%

*INCLUDES VALUE OF EQUITY-LINKED WARRANTS AND PREFERRED STOCK.

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                                        4
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SCHRODER INTERNATIONAL FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 14, 2003)


For the twelve-month period ended October 31, 2003, the Schroder International Fund had a total return of 22.66%. The Fund's benchmark, the Morgan Stanley Capital International EAFE Index, had a total return of 27.03% for the same period.

Stock selection, in the first half of the fiscal year, was the primary cause of the Fund's underperformance relative to the benchmark. During this period, markets were risk averse and many companies with strong long-term fundamentals, such as those owned by the Fund, were overlooked in favor of those with steadier near-term earnings. Many investors appeared to pay little attention to company valuations, as stocks with defensive characteristics became increasingly expensive.

Sentiment shifted during the second half of the period and investors became less preoccupied with short-term factors and began to recognize companies with attractive long-term business prospects. Therefore, based on strong stock and sector selection, the Fund outperformed the benchmark in the last six months of the fiscal year. Stocks that had suffered in the risk averse market environment such as ASM LITHOGRAPHY HOLDING, SAMSUNG ELECTRONICS and SMC were among the second half's strongest performers. Also during this timeframe, the Fund's exposure to emerging markets proved beneficial.

MARKET BACKGROUND

Weak global growth and escalating geopolitical tensions resulted in many equity markets falling to recent lows in early 2003. Given the risk averse tendencies of investors, companies with stable, steady near-term growth saw large gains while those with favorable long-term prospects suffered. However, with the declared conclusion of the war in Iraq sentiment began to change and markets rallied strongly, producing substantial gains in the fiscal year. In addition to lower risk aversion, the rally was supported by news of improving corporate profits and unexpectedly strong economic growth reports in both the U.S. and Japan.

The sectors of the non-U.S. markets that outperformed were those expected to benefit most from an economic upturn and a recovery of corporate profits. Returns in the technology, industrials and materials areas outperformed those of the health care, utilities and consumer staples sectors, particularly as confidence increased in the second half of the fiscal year.

Although growth was strong in the U.S., non-U.S. equities outperformed U.S. ones in the twelve-month period under review. In general, markets with a degree of cyclical sensitivity performed better than others. Japan benefited from both increasing global growth expectations and improving confidence in the restructuring efforts of the country's corporate sector. Rising foreign fund inflows caused the yen to strengthen against the U.S. dollar towards the end of the period.

Continental European markets' fortunes were more mixed. Compelling valuations as well as increased merger and acquisition activity allowed markets to produce good returns, although from their lows in April, they rebounded less than markets in Asia. Economic data confirmed that several of the larger continental European economies were in recession in the middle of 2003 and while there were some signs of recovery towards the end of the period, there was concern that this would be delayed by a strengthening euro.

By virtue of its composition, the relatively defensive U.K. market lagged others in the period as it benefited less from growing confidence in the economic outlook. Many emerging markets also produced strong returns, responding to increasing evidence of economic recovery, stronger commodity prices and expectations of accommodative monetary policy for the foreseeable future.

PORTFOLIO REVIEW

Stock selection shaped the Fund's composition more than usual during the fiscal year with a growing emphasis on companies with dominant market positions and strategies to improve shareholder returns through internal actions. This reflects a belief that global economies, especially the U.S., have not fully shed the structural excesses of the late 1990s. We do not expect the relatively low levels of capacity utilization and high consumer debt to spur future growth enough to provide a tailwind for inefficient companies.
Our preference for individual stocks also shaped the Fund's country and sector weights.


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                                        5
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SCHRODER INTERNATIONAL FUND
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Growing numbers of Japanese  companies are reaping the rewards of restructuring,
offering   confidence  that  their  commitment  to  improving  returns  will  be sustained. The Fund initiated or added to holdings of companies such as FANUC (machinery and robotics), SMC (pneumatic machinery) and FUNAI ELECTRIC (consumer electronics) thereby increasing exposure to Japan as a whole.

The Fund reduced exposure to certain European countries as they struggle with comparatively weak macroeconomic conditions and a stronger euro. However, attractive opportunities continue to be found in emerging markets, where high quality companies that are leaders in their field compare favorably with their developed market peers. For example, the Taiwanese company QUANTA COMPUTER was purchased due to its leading market share in the manufacturing of notebook PCs.

In general, the Fund is oriented away from defensive sectors where valuations remain unappealing compared with future growth prospects. However, the market rebound was strong enough to alter some stocks' relative valuation standing, prompting some changes. In light of their appreciation, holdings such as METRO, the German retailer, ASM LITHOGRAPHY HOLDING, the Dutch semiconductor equipment manufacturer and SAMSUNG ELECTRONICS, the Korean electrical equipment company, were reduced. As a result, the Fund added some high quality, less market sensitive stocks whose performance had previously lagged.

OUTLOOK

We believe that further improvement in economic growth and corporate profits, should provide a relatively benign environment for stocks in coming months, although they could consolidate briefly given the extent of the recent rally. Economic growth will be supported as companies add to inventory and capital spending recovers from low levels. While economic performance in the U.S. should be vital to the global economy, it is possible that markets outside the U.S. will benefit more in a stronger economic environment. This is due to their sensitivity to cyclical recovery and generally more attractive valuations. While the U.S. still has the advantage of being more flexible than many economies, there is greater scope in international markets for corporate and government led restructuring to surprise current expectations, which may help to boost shareholder returns in the international equity markets.




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                                        6
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SCHRODER INTERNATIONAL FUND
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      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER
           INTERNATIONAL FUND VS. MORGAN STANLEY CAPITAL INTERNATIONAL
                               (MSCI) EAFE INDEX.

                                  [LINE CHART]

              Schroder International Fund                  MSCI EAFE Index
10/31/93      $10,000                                      $10,000
10/94          11,410                                       11,010
10/95          11,612                                       10,970
10/96          12,755                                       12,120
10/97          13,817                                       12,681
10/98          14,345                                       13,904
10/99          17,475                                       17,106
10/00          18,876                                       16,610
10/01          14,165                                       12,469
10/02          11,728                                       10,822
10/03          14,386                                       13,747


The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

                                                        One Year Ended    Five Years Ended    Ten Years Ended
                                                       October 31, 2003   October 31, 2003   October 31, 2003
                                                       ----------------   ----------------   ----------------
Schroder International Fund -- Investor Shares .......      22.66%             0.06%(a)           3.70%(a)

(a)  Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                   TOP 5 HOLDINGS
SECURITY                            % OF INVESTMENTS
----------------------------------------------------
Vodafone Group                               2.3%
ING Groep                                    2.0
BG Group                                     1.9
SMC                                          1.9
Total Fina Elf                               1.9

                              GEOGRAPHIC ALLOCATION
--------------------------------------------------------------------------------
                                   [PIE CHART]
                                % OF INVESTMENTS

Continental Europe   U.K.   Japan   Emerging Markets
40.8%                25.0%  21.0%   6.5%


Pacific ex-Japan   Short-Term Investments
4.4%               2.3%


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                                        7
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SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 14, 2003)


PERFORMANCE

Total return for the Schroder U.S. Large Cap Equity Fund for the twelve-month period ended October 31, 2003 was 25.72% compared with its benchmark, the S&P 500 Index, which had a total return of 20.80% for the same period.

The Fund outperformed the benchmark for the fiscal year primarily due to strong stock selection in the consumer discretionary (such as overweight positions versus the benchmark in COMCAST, MCDONALDS and YUM! BRANDS), financial (overweight MERRILL LYNCH, U.S. BANCORP and CHUBB) and health care (underweight JOHNSON & JOHNSON, MERCK and overweight WYETH) sectors. Performance was hindered by poor stock selection in the materials (underweight DOW CHEMICALS, NEWMONT MINING and ALCOA) and utilities (overweight FIRST-ENERGY and underweight DOMINION RESOURCES AND WILLIAMS) sectors.

MARKET BACKGROUND

The first half of the fiscal year was a volatile one for U.S. markets. While lower interest rates and fiscal stimulus policies had a positive impact, investors were concerned with the tensions in and subsequent war with Iraq, the SARS outbreak and corporate profits. In this uncertain market environment, earnings stability and visibility were both attractive and sought after characteristics. This was highlighted by the premium placed on companies with more defensive earnings profiles, and the underperformance of the technology, media and telecommunications sectors.

During the second half of the fiscal year, U.S. markets rose. Although U.S. labor statistics remained weak, the rebound was partially attributable to increased signs of a global economic recovery, an improving credit cycle and analyst upgrades of corporate earnings. Retail sales figures in the U.S. also provided a nice surprise, as consumer spending remained strong due to both mortgage refinancings and the federal tax cuts.

The Federal Reserve continued to play a major role with their efforts to alleviate the threat of deflation and assist economic activity. The current Fed rate is at its lowest level in 45 years. Finally, the dollar weakened over the period, mainly due to the U.S. deficit and the government's benign attitude toward a weaker dollar.

PORTFOLIO REVIEW

The Fund looked to leverage the cyclical recovery through holdings in the industrial and energy sectors. We believe that valuations in these two areas are currently more attractive than most technology and materials stocks. However, the Fund selectively added to both sectors in anticipation of a pick-up in capital spending. While Fund management does not expect the price of oil to fall to the low $20 per barrel level as some predict, we believe that attractive dividend yields and earnings valuations should support the oil sector.

In the health care sector, the Fund was overweight versus the benchmark focusing on pharmaceutical companies that offer above market earnings growth prospects at, or below, market multiples. Despite underperforming the broader market, the Fund was also overweight in the insurance industry given the strong fundamentals many insurance companies possess. Overall, the Fund was underweight within the consumer discretionary sector, particularly within the retail and auto industries amid concerns of consumer spending. However, the Fund continues to own a number of media and leisure stocks with strong industry fundamentals and reasonable valuations.



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                                        8
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SCHRODER U.S. LARGE CAP EQUITY FUND
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OUTLOOK

We predict that good corporate cash flow, primarily a result of cost cutting, combined with U.S. fiscal and monetary policies, should continue to support economic activity. We expect the fourth quarter of 2003 to benefit from inventory rebuilding and that any excess capacity should prevent an increase in inflation.

But, without an improving labor market, the U.S. recovery is not likely to be sustainable and could slow into 2004. As the impact of tax cuts and mortgage refinancing fades, a decline in U.S. unemployment should be necessary to support consumption. We believe that a recovery in capital spending alone will not offset the weaker demand. Therefore, we do not expect central banks to tighten monetary policy until a sustained growth trend is established.




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                                        9
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SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER
       U.S. LARGE CAP EQUITY FUND VS. STANDARD & POOR'S (S&P) 500 INDEX.

                                  [LINE CHART]

            Schroder U.S. Large Cap Equity Fund             S&P 500 Index
10/31/93    $10,000                                         $10,000
10/94         9,798                                          10,386
10/95        11,538                                          13,132
10/96        13,782                                          16,297
10/97        17,433                                          21,530
10/98        18,980                                          26,264
10/99        24,854                                          33,006
10/00        29,509                                          35,016
10/01        21,164                                          26,297
10/02        16,497                                          22,324
10/03        20,740                                          26,967

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

                                                        One Year Ended    Five Years Ended    Ten Years Ended
                                                       October 31, 2003   October 31, 2003   October 31, 2003
                                                       ----------------   ----------------   ----------------
Schroder U.S. Large Cap Equity Fund -- Investor
   Shares ............................................    25.72%              1.79%(a)            7.57%(a)

(a)  Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                   TOP 5 HOLDINGS
SECURITY                            % OF INVESTMENTS
----------------------------------------------------
Pfizer                                       4.4%
Microsoft                                    4.3
Wyeth                                        3.1
Citigroup                                    3.1
Honeywell International                      2.8


                    TOP 5 SECTORS
SECTOR                              % OF INVESTMENTS
----------------------------------------------------
Financial Services                          18.9%
Health Care                                 14.5
Capital Goods                               10.6
Consumer Staples                            10.0
Consumer Cyclicals                           8.2



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 14, 2003)


PERFORMANCE

The Schroder U.S. Opportunities Fund had a total return of 32.13% for the twelve months ended October 31, 2003. The Fund's benchmark, the Russell 2000 Index, had a total return of 43.36% for the same period.

The Fund's underperformance compared to the benchmark was primarily attributable to stock selection in the health care, technology, utilities and financial services sectors. The Fund outperformed the benchmark in other areas during the period, such as the producer durables, consumer staples, materials and processing, auto and transportation and consumer discretionary sectors.

Overall, the health care sector was the largest detractor from performance, mainly due to the rally in biotech stocks during which the Fund had little exposure. The Fund remains cautionary with such companies due to the fact that they often have minimal or no earnings and appraising their success can be quite speculative.

MARKET BACKGROUND

In March, when the U.S. entered into war in Iraq, investors showed an extremely cautious approach towards the U.S. small cap equity market. Just one month later the Russell 2000 began a rapid rise and investor appetite appeared to return. However, this growth was largely attributable to strong performance by lower-quality micro-cap stocks with no earnings or negative cash flow that the Fund generally avoids. This change came at the expense of the higher-quality, more liquid companies that post earnings and comprise the bulk of Fund holdings.

PORTFOLIO REVIEW

The arts and crafts specialty retailer, MICHAELS STORES, was the greatest detractor to Fund performance during the twelve-month period primarily due to the company's sporadic store performance. CHARLES RIVER LABORATORIES, which provides animal research models required in the development of new drugs was also a significant detractor. Both holdings were liquidated.

NBTY, a manufacturer, marketer and retailer of nutritional supplements made the greatest contribution to Fund performance during the period under review. This holding appreciated after an accretive acquisition that generated initial uncertainty closed. The stock continues to perform well, as the company works to capitalize on the acquisition synergies. In addition, Fund management believes that additional acquisition opportunities may exist in the marketplace.

The second major contributor to Fund performance was PHOTON DYNAMICS, a supplier of yield management solutions to the flat panel screen industry. The stock's performance reflected investor's recognition of a new management team combined with strong demand for flat panel displays in laptop computers and the growing potential they have in television manufacturing.

During the course of the fiscal year under review, both the manager and research team of the Fund changed, resulting in a rebalancing. The result brought the Fund more in line with the Index in the consumer discretionary sector and shifted holdings within the financial services sector where performance was previously weak.

OUTLOOK

Currently, it appears that an economic recovery is in process and that investor confidence is building. Historically, small capitalization stocks have tended to perform well in similar environments. This can also be evidenced in the returns the Fund posted during the last six months of this reporting period. Fund management remains dedicated to building a strong portfolio of companies that possess solid long-term fundamentals and the potential for significant price appreciation.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------


      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER
                 U.S. OPPORTUNITIES FUND VS. RUSSELL 2000 INDEX

                                  [LINE CHART]

             Schroder U.S. Opportunities Fund         Russell 2000 Index
10/31/93     $10,000                                  $10,000
10/94         10,826                                    9,969
10/95         14,392                                   11,796
10/96         18,616                                   13,755
10/97         24,644                                   17,789
10/98         20,716                                   15,683
10/99         22,562                                   18,015
10/00         31,751                                   21,151
10/01         32,802                                   18,465
10/02         29,551                                   16,328
10/03         39,046                                   23,410



The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies in terms of market capitalization and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

                                                      One Year Ended     Five Years Ended     Ten Years Ended
                                                     October 31, 2003    October 31, 2003    October 31, 2003
                                                     ----------------    ----------------    ----------------
Schroder U.S. Opportunities Fund (a) --
   Investor  Shares ...............................       32.13%              13.52%(b)          14.59%(b)

(a) Effective January 2, 2003, Jenny B. Jones replaced Ira Unschuld as the portfolio manager primarily responsible for making investment decisions for the Fund. The performance results shown in the line graph and table above for prior periods would not necessarily have been achieved under the Fund's current management.

(b) Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                    TOP 5 HOLDINGS
SECURITY                            % OF INVESTMENTS
----------------------------------------------------
Network Associates                           3.6%
Millipore                                    2.7
Platinum Underwriters Holdings               2.4
Fisher Scientific International              2.4
Amphenol                                     2.1


                     TOP 5 SECTORS
SECTOR                              % OF INVESTMENTS
----------------------------------------------------
Health Care                                 17.1%
Finance                                     10.1
Technology                                   8.9
Consumer Discretionary                       8.6
Energy                                       7.8



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 14, 2003)


PERFORMANCE

The Schroder MidCap Value Fund's return for the twelve months ended October 31, 2003 was 28.53%. The Fund's benchmark, the Russell MidCap Index, returned 35.88% for the same period.

MARKET BACKGROUND

In the twelve-month period, the performance of mid cap companies exceeded that of large cap companies as measured by the growth of the Russell MidCap Index versus the S&P 500 Index. Like small and large cap stocks, growth stocks in the mid cap category eclipsed value stocks.

Since the last three months of 2002, the performance of the mid cap market was particularly robust. During the period covered by this report, performance for the Fund was strong in absolute terms although the Fund trailed the benchmark. Unfortunately, much of the overall market growth reflected in the benchmark returns was attributable to speculation of lower-quality companies, leaving the fundamental investment style the Fund pursues out-of-sync with the market. For example, those stocks that were priced below $10 per share, posted no earnings and had low return on equity were the primary drivers behind the strong gains seen in the Russell MidCap Index, and the Fund underperformed the Index due largely to its lack of exposure to these types of issuers. The market has also seen the return of day-traders who along with hedge funds play on volatility.

Despite the recent focus on accounting details, companies that began expensing stock options saw performance lag while many of those with heavy debt loads, under-funded pensions and defaults of obligations showed strong returns.

PORTFOLIO REVIEW

The Fund continued to invest in high quality companies at attractive valuations. As the economy continues to show signs of recovery, we believe that the Fund's holdings will benefit primarily due to that fact that the issuers' costs are under control.

At the end of the fiscal period, the Fund was overweight versus the Index in the basic materials, capital goods, energy and technology sectors. Due to our belief that the strong retail sales recorded in July and August attributed to the government's tax cut are fading, the Fund was underweight in consumer-oriented sectors. So far the U.S. economic recovery is a "jobless" one and without the necessary stimulation of corporate hiring, it could be muted going forward.

OUTLOOK

History shows that speculative markets eventually correct and if this one does we expect to see a flight back to quality. Accordingly, we believe that companies that meet the Fund's investment criteria - growing earnings, strong balance sheets, seasoned managements and attractive valuations - should come back into favor. Management remains optimistic that equity markets will return to fundamental analysis and valuation disciplines, and good quality holdings will be rewarded again.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER
                   MIDCAP VALUE FUND VS. RUSSELL MIDCAP INDEX

                                  [LINE CHART]

              Schroder MidCap Value Fund     Russell MidCap Index
8/1/97        $10,000                        $10,000
10/97          10,360                         10,085
10/98           9,720                         10,534
10/99          10,884                         12,338
10/00          13,549                         15,266
10/01          12,252                         12,515
10/02          11,542                         11,511
10/03          14,835                         15,641


The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.

PERFORMANCE INFORMATION

                                                        One Year Ended    Five Years Ended     Inception to
                                                       October 31, 2003   October 31, 2003   October 31, 2003
                                                       ----------------   ----------------   ----------------
Schroder MidCap Value Fund -- Investor Shares .........     28.53%            8.83%(a)           6.52%(b)

(a)  Average annual total return.

(b) Average annual total return from commencement of Fund operations (August 1, 1997).

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                   TOP 5 HOLDINGS
SECURITY                            % OF INVESTMENTS
----------------------------------------------------


SICOR                                        3.9%
Radian Group                                 3.6
VeriSign                                     3.3
Dover                                        3.3
Commerce Bancorp                             3.2

                   TOP 5 SECTORS
SECURITY                            % OF INVESTMENTS
----------------------------------------------------
Technology                                  17.9%
Basic Industries                            11.8
Business Services                           11.7
Insurance                                   11.5
Capital Goods                                9.8




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 14, 2003)


PERFORMANCE

For the twelve-month period ended October 31, 2003, the Schroder Small Capitalization Value Fund had a total return of 28.03%, compared with its benchmark, the Russell 2000 Index, which had a total return of 43.36%.

MARKET BACKGROUND

In the same twelve-month period, the performance of small capitalization companies has nearly doubled that of large capitalization companies as measured by the growth of the Russell 2000 Index versus the S&P 500 Index. Most of the growth within the small cap market during this timeframe came from more speculative small cap growth stocks, which the Fund generally avoids.

Since the last three months of 2002, the performance of the small cap market was particularly robust. During the period covered by this report, performance for the Fund was strong in absolute terms although it underperformed the benchmark. Unfortunately, much of the overall market growth reflected in the benchmark returns was attributable to speculation, leaving the fundamental investment style the Fund pursues out-of-sync with the market. For example, those stocks that were priced below $5 per share, posted no earnings and had low return on equity were the primary drivers behind the strong gains seen in the Russell 2000 Index, and the Fund's underperformance was due largely to its lack of exposure to these types of issuers.

Despite the recent focus on accounting details, companies that began expensing stock options saw performance lag while many of those with heavy debt loads, under-funded pensions and defaults of obligations showed strong returns.

PORTFOLIO REVIEW

The Fund continues to invest in high-quality companies with attractive valuations. Any demand-driven, top line growth these holdings experience is anticipated to result in strong earnings in 2004. Relative to the benchmark, the Fund was overweight in the basic materials, capital goods, energy and, transportation sectors. Due to our belief that the strong retail sales recorded in July and August and attributed to the government's tax cut are fading, the Fund was underweight in consumer-oriented sectors.

So far the U.S. economic recovery is a "jobless" one and without the necessary stimulation of corporate hiring, it could be muted going forward.

OUTLOOK

History shows that speculative markets eventually correct and if this one does we expect to see a flight back to quality. Accordingly, we believe that companies that meet the Fund's investment criteria - growing earnings, strong balance sheets, seasoned managements and attractive valuations - should come back into favor. Management remains optimistic that equity markets will return to fundamental analysis and valuation disciplines, and good quality holdings will be rewarded again.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------


      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER
             SMALL CAPITALIZATION VALUE FUND VS. RUSSELL 2000 INDEX

                                  [LINE CHART]
           Schroder Small
           Capitalization Value Fund      Russell 2000 Index
2/15/94    $10,000                            $10,000
  10/94      9,769                              9,681
  10/95     10,773                             11,455
  10/96     13,061                             13,357
  10/97     19,380                             17,274
  10/98     16,804                             15,229
  10/99     17,375                             17,494
  10/00     22,411                             20,539
  10/01     23,570                             17,931
  10/02     19,388                             15,856
  10/03     24,823                             22,733



The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies in terms of market capitalization and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

                                                      One Year Ended      Five Years Ended     Inception to
                                                     October 31, 2003     October 31, 2003   October 31, 2003
                                                     ----------------     ----------------   ----------------
Schroder Small Capitalization Value Fund --
   Investor Shares .................................      28.03%              8.12%(a)            9.82%(b)

(a) Average annual total return.

(b) Average annual total return from commencement of Fund operations (February 16, 1994).

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.


                    TOP 5 HOLDINGS
SECURITY                            % OF INVESTMENTS
----------------------------------------------------
Jarden                                       3.5%
GTECH Holdings                               3.3
Ruby Tuesday                                 3.1
Harris                                       3.0
Andrx                                        2.9

                    TOP 5 SECTORS
SECURITY                            % OF INVESTMENTS
----------------------------------------------------
Technology                                  14.8%
Consumer Cyclicals                          13.9
Capital Goods                                9.6
Basic Industries                             9.5
Energy                                       8.8




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2003

   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - 84.0%
            ARGENTINA - 0.3%
      2,487 Quilmes Industrial ADR (1)         38,300
                                          -----------
            BRAZIL - 4.6%
      3,717 Brasil Distribuicao Pao Acucar
              ADR                              74,823
      8,446 Brasil Telecom ADR                118,244
        723 Brasil Telecom Participacoes ADR   26,404
      6,389 Companhia de Bebidas das
              Americas ADR                    135,447
      3,454 Tele Norte Leste Participacoes
              ADR                              48,943
     17,832 Telesp Celular Participacoes
              ADR (1)                         101,642
      2,332 Uniao de Bancos Brasileiros
              ADR                              51,561
      3,406 Votorantim Celulose ADR            93,256
                                          -----------
                                              650,320
            CHILE - 0.8%
      1,200 Banco Santander  ADR               28,512
      2,500 Cia Cervecerias Unidas ADR         52,900
      5,400 Enersis ADR                        37,368
                                          -----------
                                              118,780
            CZECH REPUBLIC - 1.2%
      1,954 Komercni Banka                    174,490
                                          -----------
            HONG KONG - 7.9%
     64,000 Anhui Conch Cement                 72,936
    164,000 Beijing Datang Power              105,065
     35,500 China Mobile (Hong Kong)          100,799
    144,000 China Shipping Development         94,570
     95,500 CNOOC                             180,161
    114,000 Cosco Pacific                     154,873
    170,000 Denway Motors                     140,103
    299,500 PetroChina                        108,952
     14,000 PICC Property & Casualty (1)        3,278
    262,000 Zhejiang Expressway
              (Hong Kong)                     164,473
                                          -----------
                                            1,125,210
            HUNGARY - 0.7%
      5,280 Matav Rt. ADR                      95,779
                                          -----------
            INDIA - 5.6%
      4,200 Bharat Forge                       54,881
      4,900 Dr Reddy's Laboratories           129,225
      1,657 Infosys Technologies              173,358
     11,740 Ranbaxy Laboratories              254,682
     17,810 Reliance Industries               191,108
                                          -----------
                                              803,254


   Shares                                   Value $
   ------                                   -------
            INDONESIA - 2.0%
    121,500 Bank Rakyat Indonesia (1)          12,638
    117,000 PT Astra International (1)         59,901
    290,876 Telekomunikasi Indonesia          205,409
                                          -----------
                                              277,948
            ISRAEL - 0.3%
      1,900 Orbotech (1)                       45,125
                                          -----------
            MALAYSIA - 3.0%
     45,300 Astro All Asia Networks (1)        56,267
     76,300 Commerce Asset Holdings            88,347
     73,000 MK Land Holdings                   43,224
     65,300 Resorts World                     189,026
     52,000 Road Builder                       54,190
                                          -----------
                                              431,054
            MEXICO - 8.7%
     17,926 Alfa                               50,960
      9,829 America Movil ADR                 233,930
     21,205 Consorcio (1)                      57,771
     38,829 Grupo Bimbo                        59,105
    182,856 Grupo Financiero BBVA
              Bancomer (1)                    155,204
      5,547 Grupo Imsa                          8,624
      5,943 Grupo Imsa ADR                     82,489
      6,000 Grupo Televisa ADR                232,500
      9,435 Telefonos De Mexico ADR           303,335
     22,800 Wal-Mart De Mexico                 59,355
                                          -----------
                                            1,243,273
            RUSSIA - 5.3%
      5,674 Gazprom ADR                       136,176
      3,087 Lukoil Holdings Sponsored
              ADR                             249,430
      4,210 Surgutneftegaz ADR                 99,777
      1,023 Vimpel-Communications
              ADR (1)                          66,597
      4,328 Yukos ADR                         199,954
                                          -----------
                                              751,934
            SOUTH AFRICA - 9.3%
     31,210 ABSA Group                        180,380
     12,617 Anglo American                    256,823
      7,200 Harmony Gold Mining               110,689
      4,310 Impala Platinum Holdings          395,995
     15,800 Kumba Resources                    85,130
        134 Nampak                                252
      8,700 Nedcor                             79,492
     12,774 Sappi                             161,625
      4,470 Sasol                              58,347
                                          -----------
                                            1,328,733


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2003

   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - (CONTINUED)
            SOUTH KOREA - 20.4%
      3,009 CJ Home Shopping                  114,411
      4,100 Daelim Industrial                 104,622
      3,200 Hankook Tire                       22,090
      6,300 Hyundai Mobis                     243,270
      4,580 Hyundai Motor                     152,667
      1,420 KH Vatec                           67,670
     10,171 Kookmin Bank                      371,261
     24,280 Koram Bank                        279,010
      2,200 LG Chemical                        88,297
      5,053 LG Petrochemical                  115,278
        410 POSCO                              47,807
      2,774 Samsung Electronics             1,101,631
      1,723 Samsung Fire & Marine
              Insurance                        98,415
         80 Shinsegae                          16,054
        410 SK Telecom                         72,404
                                          -----------
                                            2,894,887
            TAIWAN - 7.4%
     39,850 Advanced Semiconductor
              Engineering ADR (1)             186,498
    236,920 China Trust Financial Holding     246,160
     55,400 Hon Hai Precision Industry        247,853
      4,680 Hon Hai Precision Industry
              GDR                              42,260
    135,000 Sinopac Holdings                   73,113
    129,920 Taiwan Semiconductor
              Manufacturing (1)               256,207
                                          -----------
                                            1,052,091
            THAILAND - 4.7%
     25,700 Banpu                              55,722
    146,800 Kasikornbank (1)                  163,745
    501,000 Land & House                      169,533
     36,000 Siam Cement                       203,935
    126,300 Sino Thai Engineering &
              Construction (1)                 53,819
     29,700 Thai Olefins (1)                   22,557
                                          -----------
                                              669,311
            TURKEY - 1.8%
  9,920,250 Anadolu Efes Biracilik Ve Malt
              Sanayii                         121,745
  6,300,000 Arcelik                            30,374
 41,523,000 Turkiye Is Bankasi (Isbank) (1)    97,298
                                          -----------
                                              249,417
                                          -----------
            TOTAL COMMON STOCK
              (Cost $8,913,657)            11,949,906
                                          -----------


   Shares                                   Value $
   ------                                   -------
            PREFERRED STOCK - 6.9%
            BRAZIL - 6.6%
 48,618,792 Banco Bradesco                    205,255
    509,574 Brasil Telecom                      2,339
    459,489 Caemi Mineracao e
              Metalurgica (1)                 134,393
  4,920,906 Cia Energetica de Minas Gerais     72,874
  4,045,400 Duratex                           101,569
     19,423 Petrobras ADR                     422,644
                                          -----------
                                              939,074
            RUSSIA - 0.3%
      1,300 Surgutneftegaz ADR                 41,340
                                          -----------
            TOTAL PREFERRED STOCK
              (Cost $1,073,848)               980,414
                                          -----------
            EQUITY-LINKED
              WARRANTS (2) - 9.4%
            INDIA - 1.3%
     17,400 State Bank of India (1)           187,798
                                          -----------
            TAIWAN - 8.1%
    152,280 Formosa Chemicals & Fibre         261,678
     82,213 Formosa Plastics                  133,876
     11,000 MediaTek                          153,477
     68,000 Quanta Computer                   200,103
    185,090 Taiwan Semiconductor
              Manufacturing (1)               395,167
                                          -----------
                                            1,144,301

            TOTAL EQUITY-LINKED
              WARRANTS
              (Cost $840,704)               1,332,099
                                          -----------
            TOTAL INVESTMENTS (3)
              (Cost $10,828,209) -100.3%   14,262,419
            OTHER ASSETS LESS
              LIABILITIES - (0.3)%            (44,254)
                                           ----------
            TOTAL NET
              ASSETS - 100.0%             $14,218,165
                                          ===========

(1) Denotes non-income producing security.
(2) Securities are not readily marketable. See Note 2 in Notes to Financial Statements.
(3) The Fund additionally held shares of Companhia Vale do Rio Doce ADR, Banco Nacional and TelecomAsia as of October 31, 2003, all of which are valueless.
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts



The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2003

   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - 95.9%
            AUSTRALIA - 1.8%
      7,169 News Corporation                   63,839
     18,892 Qantas Airways                     48,391
                                           ----------
                                              112,230
            BELGIUM - 0.9%
      3,190 Fortis                             56,701
                                           ----------
            FINLAND - 1.2%
      4,440 Nokia                              75,409
                                           ----------
            FRANCE - 8.6%
      1,153 Aventis                            61,053
        860 Carrefour                          45,149
      1,210 Michelin Series B                  47,474
      1,277 Renault                            84,469
        542 Schneider Electric                 31,724
      1,880 Societe Television Francaise 1     56,386
      5,720 Suez                               91,763
        757 Total Fina Elf                    117,658
                                           ----------
                                              535,676
            GERMANY - 3.2%
      1,240 BASF                               56,882
      1,682 Metro                              68,788
      2,360 ThyssenKrupp                       39,369
        665 Volkswagen                         33,543
                                           ----------
                                              198,582
            HONG KONG - 2.6%
      4,000 Cheung Kong Holdings               33,352
     20,000 China Mobile (Hong Kong)           56,788
      9,000 Hutchison Whampoa                  69,826
                                           ----------
                                              159,966
            IRELAND - 2.1%
      5,740 Bank of Ireland                    70,731
      3,330 CRH                                59,809
                                           ----------
                                              130,540
            ITALY - 2.7%
      5,790 ENI-Ente Nazionale Idrocarburi
              SpA                              91,944
     44,099 Telecom Italia SpA (1)             76,487
                                           ----------
                                              168,431
            JAPAN - 21.1%
         14 East Japan Railway                 63,419
      1,000 Fanuc                              60,127
        500 Funai Electric                     66,630
      2,000 Kao                                41,115
        300 Keyence                            65,985
      8,000 Matsushita Electric Industrial    105,444


   Shares                                   Value $
   ------                                   -------
            JAPAN - (CONTINUED)
      6,000 Mitsubishi Estate                  57,525
          6 Mitsubishi Tokyo Financial
              Group                            43,116
     12,000 Mitsui                             87,324
        600 Nintendo                           46,337
      6,000 Nomura Holdings                   103,043
      3,000 Ricoh                              56,897
      1,100 Shin-Etsu Chemical                 40,924
      1,000 SMC                               120,344
      1,400 Sony                               48,774
     10,000 Sumitomo Electric Industries       85,960
      2,400 Takeda Chemical Industries         84,923
      2,600 Toyota Motor                       74,026
      5,000 Yamato Transport                   66,448
                                           ----------
                                            1,318,361
            LUXEMBOURG - 0.9%
      3,830 Arcelor                            54,631
                                           ----------
            MEXICO - 2.2%
     34,000 Grupo Financiero BBVA
              Bancomer (1)                     28,858
      1,645 Grupo Televisa ADR                 63,744
     29,100 Telefonos De Mexico Series L       46,900
                                           ----------
                                              139,502
            NETHERLANDS - 9.1%
      4,722 Aegon                              61,920
      1,990 Akzo Nobel                         62,924
      6,754 ASM Lithography Holding (1)       117,223
        340 Gucci Group                        29,308
        817 Heineken                           29,158
      5,971 ING Groep                         123,971
      1,107 Royal Dutch Petroleum              49,120
      4,270 TPG                                92,080
                                           ----------
                                              565,704
            RUSSIA - 0.4%
        500 Yukos ADR                          23,100
                                           ----------
            SOUTH KOREA - 1.4%
      2,510 KT ADR                             49,472
         90 Samsung Electronics                35,742
                                           ----------
                                               85,214
            SPAIN - 3.7%
      2,390 Altadis                            57,957
         23 Antena 3 Television (1)               751
      9,246 Banco Santander Central
              Hispano                          88,675
      6,946 Telefonica                         86,400
                                           ----------
                                              233,783


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2003

   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - (CONTINUED)
            SWEDEN - 2.6%
      1,360 Electrolux Series B                27,895
     18,587 Skandia Forsakrings                68,145
      5,430 Skandinaviska Enskilda Banken      65,431
                                           ----------
                                              161,471
            SWITZERLAND - 7.7%
      1,284 Adecco                             75,722
      1,460 Compagnie Financiere
              Richemont                        32,855
      2,040 Credit Suisse Group                71,878
        410 Nestle                             90,268
      2,041 Novartis                           77,797
      1,244 Roche Holding                     102,941
        483 UBS                                29,660
                                           ----------
                                              481,121
            TAIWAN - 0.7%
      2,963 Chunghwa Telecom ADR               45,867
                                           ----------
            UNITED KINGDOM - 23.0%
      7,752 Barclays                           65,379
     26,468 BG Group                          120,709
      3,560 BOC Group                          48,541
      5,160 British Sky Broadcasting (1)       56,040
     22,021 BT Group                           69,319
      8,239 Bunzl                              64,313
     34,570 Centrica                          108,234
      4,134 GlaxoSmithKline                    88,532
     35,857 Granada                            71,344
      5,040 HBOS                               58,628
      5,120 HSBC Holdings                      76,892
     12,748 Kingfisher                         61,112
     29,200 Legal & General Group              51,533
      2,040 Man Group                          50,161
      9,510 National Grid                      60,719
      8,420 Pearson                            87,159
      2,950 Rio Tinto                          71,536
      2,270 Royal Bank of Scotland Group       60,824
     12,346 Signet Group                       21,684
     68,997 Vodafone Group                    144,892
                                           ----------
                                            1,437,551
                                           ----------
            TOTAL COMMON STOCK
              (Cost $5,420,815)             5,983,840
                                           ----------


   Shares                                   Value $
   ------                                   -------
            EQUITY-LINKED
              WARRANTS (2) - 2.2%
            TAIWAN - 2.2%
     21,000 Quanta Computer                    63,061
     35,081 Taiwan Semiconductor
              Manufacturing (1)                74,898
                                           ----------
            TOTAL EQUITY-LINKED
              WARRANTS
              (Cost $101,874)                 137,959
                                           ----------
 Principal
 Amount $
 ----------
            SHORT-TERM
              INVESTMENT - 2.3%
    145,056 JP Morgan Chase
              Time Deposit
              0.48% (Cost $145,056)           145,056
                                           ----------
            TOTAL INVESTMENTS
              (Cost $5,667,745) - 100.4%    6,266,855
            OTHER ASSETS LESS
              LIABILITIES - (0.4)%            (24,903)
                                           ----------
            TOTAL NET
              ASSETS - 100.0%              $6,241,952
                                           ==========

(1) Denotes non-income producing security.
(2) Securities are not readily marketable. See Note 2 in Notes to Financial Statements.
ADR -- American Depositary Receipts

                       FORWARD FOREIGN CURRENCY CONTRACTS

                                CONTRACTS TO SELL

                                        UNDERLYING
                                      FACE AMOUNT AT    UNREALIZED
CONTRACT DATE CURRENCY        UNITS   CONTRACT VALUE  APPRECIATION*
------------- ------------  --------- --------------  -------------
 12/18/03     Japanese Yen  8,417,000    $ 76,314        $ 385
 12/18/03     Japanese Yen  7,917,000      72,119           24
                                         --------        -----
                                         $148,433        $ 409
                                         ========        =====

                                CONTRACTS TO BUY

                                        UNDERLYING
                                      FACE AMOUNT AT   UNREALIZED
CONTRACT DATE CURRENCY        UNITS   CONTRACT VALUE  DEPRECIATION
------------- ------------  --------- --------------  -------------
 12/18/03     Japanese Yen 12,028,000    $102,654       $(6,950)
 12/18/03     Japanese Yen  4,306,000      37,287        (1,952)
                                         --------       -------
                                         $139,941       $(8,902)
                                         ========       =======

* Does not include foreign currency spot contracts sold with unrealized appreciation of $47.



The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2003

   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - 99.2%
            BASIC INDUSTRIES - 0.8%
      1,722 EI du Pont de Nemours              69,569
                                           ----------
            BUSINESS SERVICES - 0.8%
      2,009 Carnival                           70,134
                                           ----------
            CAPITAL GOODS - 10.6%
      4,352 Cendant (1)                        88,911
      6,737 General Electric                  195,440
      8,377 Honeywell International           256,420
      2,045 Northrop Grumman                  182,823
      2,853 United Technologies               241,621
                                           ----------
                                              965,215
            COMMUNICATIONS EQUIPMENT - 2.6%
     11,426 Cisco Systems (1)                 239,718
                                           ----------
            COMPUTER HARDWARE - 2.9%
      3,886 Dell Computer (1)                 140,362
      5,689 Hewlett-Packard                   126,922
                                           ----------
                                              267,284
            COMPUTER SOFTWARE - 5.8%
      3,018 BEA Systems (1)                    41,950
     14,858 Microsoft                         388,537
      8,566 Oracle (1)                        102,449
                                           ----------
                                              532,936
            CONSUMER CYCLICALS - 8.2%
      2,444 Federated Department Stores       116,212
      4,796 Home Depot                        177,788
      9,559 Office Depot (1)                  142,716
      2,231 Wal-Mart Stores                   131,518
      5,123 Yum! Brands (1)                   174,899
                                           ----------
                                              743,133
            CONSUMER STAPLES - 10.0%
      5,194 Altria Group                      241,521
      4,841 Coca-Cola                         224,622
      5,174 PepsiCo                           247,421
      2,011 Procter & Gamble                  197,661
                                           ----------
                                              911,225
            ENERGY - 6.3%
      2,197 ChevronTexaco                     163,237
      2,391 ConocoPhillips                    136,646
      1,043 EOG Resources                      43,952
      5,283 Exxon Mobil                       193,252
        876 Nabors Industries (1)              33,113
                                           ----------
                                              570,200
            FINANCIAL SERVICES - 18.9%
      3,042 Allstate                          120,159
        697 American International Group       42,399
      2,842 Bank of America                   215,225
      2,124 Chubb                             141,905
      5,986 Citigroup                         283,736
      2,670 Federal National Mortgage
              Association                     191,412



   Shares                                   Value $
   ------                                   -------
            FINANCIAL SERVICES - (CONTINUED)
      3,132 Merrill Lynch                     185,414
      8,261 Travelers Property Casualty       134,654
      7,041 U.S. Bancorp                      191,656
      2,314 Wachovia                          106,143
      1,548 XL Capital Class A                107,586
                                           ----------
                                            1,720,289
            HEALTH CARE - 14.5%
      4,747 Abbott Laboratories               202,317
      1,511 Aetna                              86,746
      2,554 AmerisourceBergen                 144,991
      3,998 Baxter International              106,267
      1,605 Cardinal Health                    95,241
     12,550 Pfizer                            396,580
      6,461 Wyeth                             285,188
                                           ----------
                                            1,317,330
            MEDIA - 5.4%
      3,717 Clear Channel Communications      151,728
      4,140 Comcast Class A (1)               135,047
     13,647 Time Warner (1)                   208,662
                                           ----------
                                              495,437
            TECHNOLOGY-SEMICONDUCTORS - 5.6%
      7,611 Intel                             251,544
      1,970 Maxim Integrated Products          97,929
      1,139 Novellus Systems (1)               47,029
      2,299 Texas Instruments                  66,487
      1,509 Xilinx (1)                         47,835
                                           ----------
                                              510,824
            TELECOMMUNICATIONS - 4.3%
     11,541 AT&T Wireless Services (1)         83,672
      3,819 BellSouth                         100,478
      6,146 Verizon Communications            206,506
                                           ----------
                                              390,656
            UTILITIES - 2.5%
      1,501 Dominion Resources                 92,461
      3,815 FirstEnergy                       131,198
                                           ----------
                                              223,659
                                           ----------
            TOTAL COMMON STOCK
              (Cost $8,571,447)             9,027,609
                                           ----------
 Principal
 Amount $
 --------
            SHORT-TERM
              INVESTMENT - 0.7%
     69,066 JP Morgan Chase
              Time Deposit
              0.48% (Cost $69,066)             69,066
                                           ----------
            TOTAL INVESTMENTS
              (Cost $8,640,513) - 99.9%     9,096,675
            OTHER ASSETS LESS
              LIABILITIES - 0.1%                5,051
                                           ----------
            TOTAL NET ASSETS - 100.0%      $9,101,726
                                           ==========


(1) Denotes non-income producing security.



The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2003

   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - 87.9%
            BASIC INDUSTRIES - 3.0%
     16,400 Airgas                            314,060
     18,500 Delta and Pine Land               422,910
     17,300 Olin                              301,193
     15,400 United States Steel               364,210
                                           ----------
                                            1,402,373
            BUSINESS SERVICES - 6.8%
      6,800 Advo                              304,844
     16,300 Arbitron (1)                      643,850
     13,700 Boyd Gaming                       209,062
     13,200 Catellus Development              293,964
     15,500 DoubleClick (1)                   129,115
      5,500 FTI Consulting (1)                109,450
     21,900 Georgia Gulf                      589,110
      6,500 Kroll (1)                         151,190
      6,500 MAXIMUS (1)                       226,915
     33,400 MPS Group (1)                     318,970
     13,700 Navigant International (1)        206,459
                                           ----------
                                            3,182,929
            CAPITAL GOODS - 2.8%
      7,800 Actuant Class A (1)               251,472
     22,000 Albany International Class A      679,800
     16,300 DRS Technologies (1)              392,178
                                           ----------
                                            1,323,450
            CONSUMER DISCRETIONARY - 8.5%
     42,300 1-800-Flowers.com Class A (1)     442,035
      7,500 Advance Auto Parts (1)            586,650
     12,700 Aeropostale (1)                   391,795
      7,300 Electronics Boutique Holdings (1) 207,685
     17,300 Fossil (1)                        467,100
     22,100 GameStop Class A (1)              371,722
     26,600 Pep Boys-Manny, Moe & Jack        511,518
     27,200 PETCO Animal Supplies (1)         902,496
      3,800 Stage Stores (1)                  109,326
                                           ----------
                                            3,990,327
            CONSUMER STAPLES - 2.9%
      4,100 Constellation Brands (1)          128,617
     32,300 Moore Wallace (1)                 461,890
      3,200 Performance Food Group (1)        119,200
     16,800 Regis                             638,736
                                           ----------
                                            1,348,443
            ENERGY - 7.8%
     41,500 Cal Dive International (1)        860,295
     45,300 Grant Prideco (1)                 513,702
      7,000 Houston Exploration (1)           245,000
     10,400 Hydril (1)                        243,880
     50,400 Key Energy Services (1)           439,992


   Shares                                   Value $
   ------                                   -------
            ENERGY - (CONTINUED)
     15,100 Remington Oil & Gas (1)           269,535
     12,300 Southwestern Energy (1)           238,620
     18,900 Superior Energy Services (1)      168,966
     22,100 Universal Compression
              Holdings (1)                    485,979
     11,200 W-H Energy Services (1)           175,616
                                           ----------
                                            3,641,585
            FINANCE - 10.0%
      7,200 Affiliated Managers Group (1)     522,000
      5,000 Allegiant Bancorp                 110,000
      2,300 Bank of Hawaii                     90,620
      5,800 BankAtlantic Bancorp               97,382
      7,800 Commerce Bancshares               373,464
     32,600 First Niagara Financial Group     465,854
      8,300 Greater Bay Bancorp               223,768
     15,900 Knight Trading Group (1)          220,056
      9,200 Local Financial (1)               178,572
     39,500 Platinum Underwriters Holdings  1,135,230
      9,400 R & G Financial Class B           309,260
     23,800 Reinsurance Group of America      950,810
                                           ----------
                                            4,677,016
            HEALTH CARE - 17.0%
     15,600 Able Laboratories (1)             301,704
      7,140 Able Laboratories (1) (2) (3)     124,307
     30,600 Apria Healthcare Group (1)        887,400
      5,800 Cambrex                           137,112
     24,300 DaVita (1)                        852,930
     20,200 Diversa (1)                       170,286
     17,400 Edwards Lifesciences (1)          504,600
     56,000 Hanger Orthopedic Group (1)       954,800
     17,700 Immucor (1)                       520,734
     28,500 Lexicon Genetics (1)              159,600
      1,831 Medicis Pharmaceutical Class A    115,994
     28,300 Millipore (1)                   1,240,955
     28,700 NBTY (1)                          782,075
      4,500 Neurochem (1)                      63,045
     37,800 Perrigo                           508,410
     22,900 Savient Pharmaceuticals (1)       138,545
     15,700 United Surgical Partners
              International (1)               473,512
                                           ----------
                                            7,936,009
            MEDIA - 2.0%
     18,600 Hearst-Argyle Television (1)      450,306
      4,400 Journal Communications (1)         78,276
     24,716 Metro-Goldwyn-Mayer (1)           394,467
                                           ----------
                                              923,049


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2003

   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - (CONTINUED)
            REAL ESTATE INVESTMENT TRUSTS - 2.5%
     18,523 Brandywine Realty Trust           469,373
      9,420 Health Care                       312,273
     23,000 United Dominion Realty Trust      401,350
                                          -----------
                                            1,182,996
            RESTAURANTS - 0.6%
      5,900 CEC Entertainment (1)             288,510
                                          -----------
            TECHNOLOGY - 8.8%
     80,900 Aeroflex (1)                      750,752
     16,800 Amphenol Class A (1)              987,000
      4,700 Avocent (1)                       177,660
     75,100 Enterasys Networks (1)            292,890
     40,600 Entrust (1)                       191,226
     40,900 Extreme Networks (1)              351,740
     27,600 Fisher Scientific
             International (1)              1,110,900
      7,100 Photon Dynamics (1)               268,522
                                          -----------
                                            4,130,690
            TECHNOLOGY-SEMICONDUCTORS - 2.5%
     32,400 Artisan Components (1)            664,524
      3,300 Emulex (1)                         93,456
      3,700 Exar (1)                           59,533
     35,900 Microtune (1)                      82,570
     29,600 Mindspeed Technologies (1)        151,552
     13,700 Vitesse Semiconductor (1)          96,448
                                          -----------
                                            1,148,083
            TECHNOLOGY-SOFTWARE - 6.3%
      4,600 Ascential Software (1)            102,074
     31,100 Autodesk                          598,675
     16,500 Hyperion Solutions (1)            552,585
    118,500 Network Associates (1)          1,650,705
     79,500 Peregrine Systems (1) (3) (4)      41,389
                                          -----------
                                            2,945,428
            TELECOMMUNICATIONS - 0.9%
     32,300 Crown Castle International (1)    408,918
                                          -----------
            TRANSPORTATION - 3.1%
     30,200 AMR (1)                           401,056
     19,400 Continental Airlines Class B (1)  370,540
     12,000 EGL (1)                           195,720
     19,600 Kansas City Southern (1)          259,308
     19,200 Laidlaw International (1)         197,376
      1,800 Overnite (1)                       39,888
                                          -----------
                                            1,463,888


   Shares                                   Value $
   ------                                   -------
            UTILITIES - 2.4%
     25,500 AGL Resources                     717,825
     13,700 PNM Resources                     387,436
                                          -----------
                                            1,105,261
                                          -----------
            TOTAL COMMON STOCK
              (Cost $34,128,118)           41,098,955
                                          -----------
            EXCHANGE TRADED
              FUND - 3.0%
     13,300 iShares Russell 2000 Index Fund
              (Cost $1,384,590)             1,403,150
                                          -----------
 Principal
 Amount $
 ----------
            SHORT-TERM
              INVESTMENT - 8.4%
  3,950,521 JP Morgan Chase
              Time Deposit
              0.48% (Cost $3,950,521)       3,950,521
                                          -----------
            TOTAL INVESTMENTS
              (Cost $39,463,229) - 99.3%   46,452,626
            OTHER ASSETS LESS
              LIABILITIES - 0.7%              330,199
                                          -----------
            TOTAL NET
              ASSETS - 100.0%             $46,782,825
                                          ===========

(1) Denotes non-income producing security.
(2) Private Placement Security.
(3) Security is fair valued. See Note 2 in Notes to Financial Statements.
(4) Security is illiquid.



The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2003

   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - 97.7%
            BANKS - 6.6%
      1,600 Commerce Bancorp                   77,344
      2,200 Wilmington Trust                   74,096
                                           ----------
                                              151,440
            BASIC INDUSTRIES - 12.2%
      2,000 Celanese                           69,000
      1,200 Inco (1)                           39,840
      2,300 International Flavors &
              Fragrances                       76,130
      1,400 Southern Peru Copper               39,844
      1,200 Valspar                            57,240
                                           ----------
                                              282,054
            BUSINESS SERVICES - 12.0%
      3,300 Ceridian (1)                       69,300
      2,000 DST Systems (1)                    75,640
      1,400 Dun & Bradstreet (1)               65,170
      2,700 Viad                               67,446
                                           ----------
                                              277,556
            CAPITAL GOODS - 10.1%
      1,100 Deere                              66,682
      2,000 Dover                              78,040
        900 Parker Hannifin                    45,873
      1,900 Thermo Electron (1)                41,762
                                           ----------
                                              232,357
            CONSUMER CYCLICALS - 6.5%
      1,000 Mohawk Industries (1)              74,120
      2,800 Staples (1)                        75,096
                                           ----------
                                              149,216
            ENERGY - 8.1%
      2,000 BJ Services (1)                    65,620
      1,600 Smith International (1)            59,568
      2,600 XTO Energy                         61,542
                                           ----------
                                              186,730
            HEALTH CARE - 6.6%
        400 AmerisourceBergen                  22,708
        450 Barr Laboratories (1)              34,546
      3,500 SICOR (1)                          93,800
                                           ----------
                                              151,054


   Shares                                   Value $
   ------                                   -------
            INSURANCE - 11.8%
        600 Chubb                              40,086
      1,300 Hartford Financial Services
              Group                            71,370
      1,600 Radian Group                       84,640
      2,300 Willis Group Holdings              76,590
                                           ----------
                                              272,686
            MEDIA - 2.9%
      2,800 Hearst-Argyle Television (1)       67,788
                                           ----------
            TECHNOLOGY - 18.5%
     19,100 Agere Systems (1)                  66,468
      1,300 Diebold                            74,178
      1,800 Harris                             66,996
      5,100 Network Associates (1)             71,043
      3,000 Seagate Technology                 68,940
      5,000 VeriSign (1)                       79,350
                                           ----------
                                              426,975
            TELECOMMUNICATIONS - 2.4%
      3,000 IDT (1)                            55,650
                                           ----------
            TOTAL COMMON STOCK
              (Cost $1,786,135)             2,253,506
                                           ----------
 Principal
 Amount $
---------
            SHORT-TERM
              INVESTMENT - 5.5%
    127,363 JP Morgan Chase
              Time Deposit
              0.48% (Cost $127,363)           127,363
                                           ----------
            TOTAL INVESTMENTS
              (Cost $1,913,498) - 103.2%    2,380,869
            OTHER ASSETS LESS
              LIABILITIES - (3.2)%            (74,148)
                                           ----------
            TOTAL NET
              ASSETS - 100.0%              $2,306,721
                                           ==========


(1) Denotes non-income producing security.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2003

   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - 97.1%
            BANKS & FINANCE - 4.5%
     10,500 Affiliated Managers Group (1)     761,250
     24,000 Cullen/Frost Bankers              930,240
                                         ------------
                                            1,691,490
            BASIC INDUSTRIES - 9.8%
    114,000 Calgon Carbon                     731,880
     11,600 Celanese                          400,200
     36,000 Delta and Pine Land               822,960
     23,100 Millipore (1)                   1,012,935
     40,000 OM Group (1)                      716,000
                                         ------------
                                            3,683,975
            BUSINESS SERVICES - 4.9%
     46,800 Bowne                             702,000
     45,000 Viad                            1,124,100
                                         ------------
                                            1,826,100
            CAPITAL GOODS - 9.9%
      9,700 AGCO (1)                          174,600
     17,200 Analogic                          750,608
     24,700 Barnes Group                      720,746
     24,100 Cummins                         1,142,340
     25,300 Kennametal                        933,064
                                         ------------
                                            3,721,358
            CONSUMER CYCLICALS - 14.4%
     28,300 GTECH Holdings                  1,264,444
     64,700 Regent Communications (1)         386,906
     44,600 Ruby Tuesday                    1,219,810
     23,100 Talbots                           759,297
     29,300 Tommy Hilfiger Corporation (1)    430,417
     39,500 Universal Electronics (1)         513,500
     48,100 Warnaco Group (1)                 839,345
                                         ------------
                                            5,413,719
            CONSUMER STAPLES - 6.3%
     41,400 Dial                              993,600
     33,300 Jarden (1)                      1,374,957
                                         ------------
                                            2,368,557
            ENERGY - 9.1%
     47,800 Cal Dive International (1)        990,894
     78,100 Grant Prideco (1)                 885,654
     44,500 National-Oilwell (1)              848,615
     11,900 Plains Exploration
             & Production (1)                 161,483
     39,300 Plains Resources (1)              520,725
                                         ------------
                                            3,407,371
            HEALTH CARE - 3.4%
     57,600 Andrx (1)                       1,146,240
      3,400 Cima Labs (1)                     106,760
                                         ------------
                                            1,253,000



   Shares                                   Value $
   ------                                   -------
            INSURANCE - 8.9%
     38,000 Platinum Underwriters
              Holdings                      1,092,120
     29,700 PMA Capital Class A               390,555
     31,000 ProAssurance (1)                  933,100
     28,000 Protective Life                   909,160
                                         ------------
                                            3,324,935
            REAL ESTATE INVESTMENT TRUSTS - 2.5%
     37,900 Corporate Office Properties
              Trust                           732,986
     12,700 First Potomac Realty
              Trust (1)                       205,486
                                         ------------
                                              938,472
            TECHNOLOGY - 15.3%
     65,000 ActivCard (1)                     549,250
     31,300 Harris                          1,164,986
     31,500 Imation                         1,072,575
     99,300 Novell (1)                        582,891
    225,500 Parametric Technology (1)         701,305
     65,600 Perot Systems (1)                 696,672
     38,200 Tektronix                         980,594
                                         ------------
                                            5,748,273
            TELECOMMUNICATIONS - 3.0%
     30,000 IDT (1)                           556,500
     29,600 IDT Class B (1)                   565,952
                                         ------------
                                            1,122,452
            TRANSPORTATION - 3.4%
     11,000 Landstar System (1)               803,440
     21,800 Overnite (1)                      483,088
                                         ------------
                                            1,286,528
            UTILITIES - 1.7%
     35,280 Southern Union (1)                621,281
                                         ------------
            TOTAL COMMON STOCK
              (Cost $28,497,567)           36,407,511
                                         ------------
 Principal
 Amount $
 ---------
            SHORT-TERM
              INVESTMENT - 6.6%
  2,491,336 JP Morgan Chase
              Time Deposit
              0.48% (Cost $2,491,336)       2,491,336
                                         ------------
            TOTAL INVESTMENTS
              (Cost $30,988,903) - 103.7%  38,898,847
            OTHER ASSETS LESS
              LIABILITIES - (3.7)%         (1,395,635)
                                         ------------
            TOTAL NET
              ASSETS - 100.0%             $37,503,212
                                         ============


(1) Denotes non-income producing security.



The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2003

                                                                               EMERGING                                 U.S. LARGE
                                                                               MARKETS          INTERNATIONAL           CAP EQUITY
                                                                                 FUND                FUND                  FUND
                                                                             ------------         -----------          -----------
ASSETS
   Investments in securities, at value - Note 2 .........................    $ 14,262,419         $ 6,266,855          $ 9,096,675
   Cash .................................................................          19,647                  --                   --
   Foreign currency, at value ...........................................         118,727                   6                   --
   Dividends and tax reclaims receivable ................................          25,956              20,729               12,815
   Interest receivable ..................................................               7                  18                   21
   Receivable for securities sold .......................................         173,814              13,624              153,336
   Receivable for Fund shares sold ......................................           3,000                  --                   --
   Unrealized appreciation on foreign currency contracts ................             236                 456                   --
   Prepaid expenses .....................................................          17,627               8,966                7,834
   Due from Investment Advisor - Note 3 .................................          29,568               6,999                   --
                                                                             ------------         -----------          -----------
         TOTAL ASSETS ...................................................      14,651,001           6,317,653            9,270,681
LIABILITIES
   Payable for securities purchased .....................................         277,953              23,091              112,632
   Payable for Fund shares redeemed .....................................           4,095               1,000                   --
   Foreign taxes payable ................................................          70,775                  --                   --
   Unrealized depreciation on foreign currency contracts ................             239               8,902                   --
   Advisory fee payable - Note 3 ........................................              --                  --                  169
   Administration fee payable - Note 3 ..................................           3,014               1,189                   --
   Sub-administration fee payable - Note 3 ..............................           4,382               1,921                2,776
   Accrued expenses and other liabilities ...............................          72,378              39,598               53,378
                                                                             ------------         -----------          -----------
         TOTAL LIABILITIES ..............................................         432,836              75,701              168,955
                                                                             ------------         -----------          -----------
      NET ASSETS ........................................................    $ 14,218,165         $ 6,241,952          $ 9,101,726
                                                                             ============         ===========          ===========
NET ASSETS
   Capital paid-in ......................................................    $ 32,349,308         $19,695,643          $15,438,569
   Undistributed net investment income ..................................         110,551             130,252                   --
   Accumulated net realized gain (loss) on
     investments and foreign currency transactions ......................     (21,604,870)        (14,175,988)          (6,793,005)
   Net unrealized appreciation on investments and
     foreign currency translations ......................................       3,363,176(a)          592,045              456,162
                                                                             ------------         -----------          -----------
      NET ASSETS ........................................................    $ 14,218,165         $ 6,241,952          $ 9,101,726
                                                                             ============         ===========          ===========
Investor Class:
   Net asset value, offering and redemption price per share .............    $      11.59         $      6.37          $      3.47
Total shares outstanding at end of year .................................       1,226,333             980,526            2,622,717
Cost of securities ......................................................    $ 10,828,209         $ 5,667,745          $ 8,640,513
Cost of foreign currency ................................................    $    118,700         $         6          $        --


                                                                                                                          SMALL
                                                                                   U.S.               MIDCAP         CAPITALIZATION
                                                                               OPPORTUNITIES           VALUE              VALUE
                                                                                   FUND                FUND               FUND
                                                                               -----------          ----------        -----------
ASSETS
   Investments in securities, at value - Note 2 .........................      $46,452,626          $2,380,869        $38,898,847
   Cash .................................................................               --                  --                 --
   Foreign currency, at value ...........................................               --                  --                 --
   Dividends and tax reclaims receivable ................................           67,123                 836              2,728
   Interest receivable ..................................................              340                  10                208
   Receivable for securities sold .......................................          926,596                  --            146,233
   Receivable for Fund shares sold ......................................          129,800                  --              5,409
   Unrealized appreciation on foreign currency contracts ................               --                  --                 --
   Prepaid expenses .....................................................           17,390               7,731             14,745
   Due from Investment Advisor - Note 3 .................................               --               3,108             10,043
                                                                               -----------          ----------        -----------
         TOTAL ASSETS ...................................................       47,593,875           2,392,554         39,078,213
LIABILITIES
   Payable for securities purchased .....................................          536,122              69,950          1,442,031
   Payable for Fund shares redeemed .....................................           89,500                  --                305
   Foreign taxes payable ................................................               --                  --                 --
   Unrealized depreciation on foreign currency contracts ................               --                  --                 --
   Advisory fee payable - Note 3 ........................................            3,088                  --                 --
   Administration fee payable - Note 3 ..................................            9,616                  --                 --
   Sub-administration fee payable - Note 3 ..............................           13,981                 691             11,326
   Accrued expenses and other liabilities ...............................          158,743              15,192            121,339
                                                                               -----------          ----------        -----------
         TOTAL LIABILITIES ..............................................          811,050              85,833          1,575,001
                                                                               -----------          ----------        -----------
      NET ASSETS ........................................................      $46,782,825          $2,306,721        $37,503,212
                                                                               ===========          ==========        ===========
NET ASSETS
   Capital paid-in ......................................................      $40,221,287          $1,636,535        $28,707,982
   Undistributed net investment income ..................................               --                  --                 --
   Accumulated net realized gain (loss) on
     investments and foreign currency transactions ......................         (427,859)            202,815            885,286
   Net unrealized appreciation on investments and
     foreign currency translations ......................................        6,989,397             467,371          7,909,944
                                                                               -----------          ----------        -----------
      NET ASSETS ........................................................      $46,782,825          $2,306,721        $37,503,212
                                                                               ===========          ==========        ===========
Investor Class:
   Net asset value, offering and redemption price per share .............      $     16.18          $    10.70        $     13.11
Total shares outstanding at end of year .................................        2,891,416             215,565          2,860,429
Cost of securities ......................................................      $39,463,229          $1,913,498        $30,988,903
Cost of foreign currency ................................................      $        --          $       --        $        --


(a) Net of $70,775 accrued foreign capital gains taxes on appreciated securities.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                     26 & 27

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2003

                                                                             EMERGING                               U.S. LARGE
                                                                             MARKETS           INTERNATIONAL        CAP EQUITY
                                                                               FUND                 FUND               FUND
                                                                            ----------          ----------         ----------
INVESTMENT INCOME
   Dividend income ......................................................   $  449,828          $  205,064         $  148,299
   Interest income ......................................................          290               1,171             34,817
   Foreign taxes withheld ...............................................      (48,279)            (15,626)                --
                                                                            ----------          ----------         ----------
       TOTAL INCOME .....................................................      401,839             190,609            183,116
EXPENSES
   Investment advisory fees - Note 3 ....................................      176,015              28,492             60,855
   Sub-administration fees - Note 3 .....................................       58,196              21,127             30,259
   Administrative fees - Note 3 .........................................       44,024              12,822                 --
   Custodian fees .......................................................       88,975              31,950              3,525
   Audit fees ...........................................................       56,505               4,668             10,193
   Legal fees ...........................................................       37,205              13,565             19,374
   Transfer agent fees ..................................................       30,620              41,151            130,489
   Registration fees ....................................................       22,860              13,482             13,148
   Trustees fees - Note 5 ...............................................       17,438               5,126              8,557
   Insurance ............................................................       16,740               4,413              5,597
   Printing expenses ....................................................        6,265               3,433              4,376
   Other ................................................................        7,411               6,089              2,250
                                                                            ----------          ----------         ----------
       TOTAL EXPENSES ...................................................      562,254             186,318            288,623
   Expenses borne by Investment Adviser - Note 3 ........................     (176,015)            (25,643)           (60,855)
   Expenses waived by Investment Adviser - Note 3 .......................           --              (2,849)                --
   Reimbursement from Investment Advisor ................................     (122,207)            (86,592)           (34,096)
                                                                            ----------          ----------         ----------
       NET EXPENSES .....................................................      264,032              71,234            193,672
                                                                            ----------          ----------         ----------
       NET INVESTMENT INCOME (LOSS) .....................................      137,807             119,375            (10,556)
                                                                            ----------          ----------         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS
   Net realized gain (loss) on investments sold .........................    2,602,664(a)         (825,153)          (656,090)
   Net realized gain (loss) on foreign currency transactions ............      (68,764)             21,182                 --
                                                                            ----------          ----------         ----------
         Net realized gain (loss) on investments and
           foreign currency transactions ................................    2,533,900            (803,971)          (656,090)
                                                                            ----------          ----------         ----------
   Change in net unrealized appreciation on investments .................    3,424,034(b)        1,881,158          2,440,722
   Change in net unrealized depreciation on foreign
     currency translations ..............................................         (768)            (24,007)                --
                                                                            ----------          ----------         ----------
         Net change in unrealized appreciation
           on investments and foreign currency translations .............    3,423,266           1,857,151          2,440,722
                                                                            ----------          ----------         ----------
         NET REALIZED AND UNREALIZED GAIN ...............................    5,957,166           1,053,180          1,784,632
                                                                            ----------          ----------         ----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ....................................................   $6,094,973          $1,172,555         $1,774,076
                                                                            ==========          ==========         ==========



                                                                                                                     SMALL
                                                                                  U.S.              MIDCAP      CAPITALIZATION
                                                                              OPPORTUNITIES          VALUE           VALUE
                                                                                  FUND               FUND            FUND
                                                                            -----------           --------        ----------
INVESTMENT INCOME
   Dividend income ......................................................    $  251,388           $ 19,178        $  249,872
   Interest income ......................................................        32,347              1,608            19,573
   Foreign taxes withheld ...............................................          (234)                --                --
                                                                            -----------           --------        ----------
       TOTAL INCOME .....................................................       283,501             20,786           269,445
EXPENSES
   Investment advisory fees - Note 3 ....................................       199,951             19,310           307,564
   Sub-administration fees - Note 3 .....................................       147,939              7,998           122,587
   Administrative fees - Note 3 .........................................        99,976                 --                --
   Custodian fees .......................................................        15,996              1,984             6,556
   Audit fees ...........................................................        56,870                781            48,547
   Legal fees ...........................................................       119,610              5,054            78,206
   Transfer agent fees ..................................................       133,481             27,459           109,639
   Registration fees ....................................................        19,478             11,859            15,706
   Trustees fees - Note 5 ...............................................        34,995              1,946            29,675
   Insurance ............................................................        30,543              1,589            22,548
   Printing expenses ....................................................        32,122              1,082            19,675
   Other ................................................................         6,487              1,331             4,780
                                                                            -----------           --------        ----------
       TOTAL EXPENSES ...................................................       897,448             80,393           765,483
   Expenses borne by Investment Adviser - Note 3 ........................      (124,819)           (19,310)         (215,085)
   Expenses waived by Investment Adviser - Note 3 .......................            --                 --                --
   Reimbursement from Investment Advisor ................................            --            (32,119)               --
                                                                            -----------           --------        ----------
       NET EXPENSES .....................................................       772,629             28,964           550,398
                                                                            -----------           --------        ----------
       NET INVESTMENT INCOME (LOSS) .....................................      (489,128)            (8,178)         (280,953)
                                                                            -----------           --------        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS
   Net realized gain (loss) on investments sold .........................       983,233            211,234         1,794,872
   Net realized gain (loss) on foreign currency transactions ............            --                 --                --
                                                                            -----------           --------        ----------
         Net realized gain (loss) on investments and
           foreign currency transactions ................................       983,233            211,234         1,794,872
                                                                            -----------           --------        ----------
   Change in net unrealized appreciation on investments .................    10,492,256            318,298         6,728,412
   Change in net unrealized depreciation on foreign
     currency translations ..............................................            --                 --                --
                                                                            -----------           --------        ----------
         Net change in unrealized appreciation
           on investments and foreign currency translations .............    10,492,256            318,298         6,728,412
                                                                            -----------           --------        ----------
         NET REALIZED AND UNREALIZED GAIN ...............................    11,475,489            529,532         8,523,284
                                                                            -----------           --------        ----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ....................................................   $10,986,361           $521,354        $8,242,331
                                                                            ===========           ========        ==========

(a) Includes capital gains taxes for sales of Thailand and India securities in the amount of $18,897.
(b) Includes a decrease of $8,497 in accrued foreign capital gains taxes on appreciated securities.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                     28 & 29

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31,

                                                             EMERGING MARKETS FUND       INTERNATIONAL FUND
                                                          -------------------------  --------------------------
                                                              2003         2002           2003         2002
                                                          ------------ ------------  ------------   -----------
INCREASE (DECREASE) IN NET ASSETS
   From Operations:
     Net investment income (loss) ......................  $    137,807 $    (34,213) $    119,375   $    75,073
     Net realized gain (loss) on investments and
       foreign currency transactions ...................     2,533,900   (2,895,669)     (803,971)   (2,814,355)
     Change in net unrealized appreciation (depreciation)
       on investments and foreign currency translations      3,423,266    5,458,684     1,857,151     1,349,924
                                                          ------------ ------------  ------------   -----------
     Net increase (decrease) in net assets resulting
       from operations .................................     6,094,973    2,528,802     1,172,555    (1,389,358)
                                                          ------------ ------------  ------------   -----------
   Dividends and Distributions to Investor
     Shareholders:
     From net investment income ........................            --           --      (131,557)           --
     From net realized gains ...........................            --           --       (66,015)   (2,191,989)
     Return of Capital .................................            --           --            --            --
                                                          ------------ ------------  ------------   -----------
                                                                    --           --      (197,572)   (2,191,989)
                                                          ------------ ------------  ------------   -----------
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .....................................    31,160,235   23,222,480        92,306       829,386
   Reinvestment of distributions .......................            --           --       167,429     1,745,827
   Redemptions of shares ...............................   (66,161,806) (28,591,928)   (1,420,930)  (13,421,326)
   Redemption fees .....................................         5,167           --           915         5,035
   Issuance of merger shares -- Note 10 ................            --   16,739,750            --            --
                                                          ------------ ------------  ------------   -----------
     Total increase (decrease) from Investor
       Share transactions ..............................   (34,996,404)  11,370,302    (1,160,280)  (10,841,078)
                                                          ------------ ------------  ------------   -----------
   Total increase (decrease) in net assets .............   (28,901,431)  13,899,104      (185,297)  (14,422,425)
NET ASSETS
   Beginning of Year ...................................    43,119,596   29,220,492     6,427,249    20,849,674
                                                          ------------ ------------  ------------   -----------
   End of Year .........................................  $ 14,218,165 $ 43,119,596  $  6,241,952   $ 6,427,249
                                                          ============ ============  ============   ===========
Undistributed net investment income (loss) .............  $    110,551 $    (78,026) $    130,252   $   187,267
                                                          ============ ============  ============   ===========
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .....................................     3,692,860    2,774,568        17,341       125,263
   Reinvestment of distributions .......................            --           --        31,891       260,960
   Redemption of shares ................................    (7,990,869)  (3,345,046)     (264,530)   (2,061,519)
   Shares issued from merger -- Note 10 ................            --    2,194,168            --            --
                                                          ------------ ------------  ------------   -----------
   Net increase (decrease) in Investor Shares ..........    (4,298,009)   1,623,690      (215,298)   (1,675,296)
                                                          ============ ============  ============   ===========



                                                                   U.S. LARGE CAP
                                                                      EQUITY FUND          U.S. OPPORTUNITIES FUND
                                                              -------------------------  ---------------------------
                                                                  2003         2002           2003           2002
                                                              -----------   -----------  ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
   From Operations:
     Net investment income (loss) ......................      $   (10,556)  $  (100,264) $   (489,128)  $   (325,180)
     Net realized gain (loss) on investments and
       foreign currency transactions ...................         (656,090)   (2,554,100)      983,233        783,623
     Change in net unrealized appreciation (depreciation)
       on investments and foreign currency translations         2,440,722       382,228    10,492,256     (7,209,390)
                                                              -----------   -----------  ------------   ------------
     Net increase (decrease) in net assets resulting
       from operations .................................        1,774,076    (2,272,136)   10,986,361     (6,750,947)
                                                              -----------   -----------  ------------   ------------
   Dividends and Distributions to Investor
     Shareholders:
     From net investment income ........................               --            --            --             --
     From net realized gains ...........................               --            --    (1,118,816)    (3,217,920)
     Return of Capital .................................               --       (40,954)           --             --
                                                              -----------   -----------  ------------   ------------
                                                                       --       (40,954)   (1,118,816)    (3,217,920)
                                                              -----------   -----------  ------------   ------------
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .....................................          568,657       556,878    24,082,756     51,785,326
   Reinvestment of distributions .......................               --        27,727     1,051,517      3,155,139
   Redemptions of shares ...............................       (2,715,553)   (8,244,388)  (36,865,417)   (31,210,808)
   Redemption fees .....................................               --            --            --             --
   Issuance of merger shares -- Note 10 ................               --            --     6,789,513             --
                                                              -----------   -----------  ------------   ------------
     Total increase (decrease) from Investor
       Share transactions ..............................       (2,146,896)   (7,659,783)   (4,941,631)    23,729,657
                                                              -----------   -----------  ------------   ------------
   Total increase (decrease) in net assets .............         (372,820)   (9,972,873)    4,925,914     13,760,790
NET ASSETS
   Beginning of Year ...................................        9,474,546    19,447,419    41,856,911     28,096,121
                                                              -----------   -----------  ------------   ------------
   End of Year .........................................      $ 9,101,726   $ 9,474,546  $ 46,782,825   $ 41,856,911
                                                              ===========   ===========  ============   ============
Undistributed net investment income (loss) .............      $        --   $        --  $         --   $     71,449
                                                              ===========   ===========  ============   ============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .....................................          143,884       149,260     1,784,077      3,449,353
   Reinvestment of distributions .......................               --         7,183        82,472        204,349
   Redemption of shares ................................         (954,653)   (2,196,211)   (2,790,838)    (2,175,107)
   Shares issued from merger -- Note 10 ................               --            --       485,309             --
                                                              -----------   -----------  ------------   ------------
   Net increase (decrease) in Investor Shares ..........         (810,769)   (2,039,768)     (438,980)     1,478,595
                                                              ===========   ===========  ============   ============


                                                                                        SMALL CAPITALIZATION
                                                               MIDCAP VALUE FUND             VALUE FUND
                                                            -------------------------   -------------------------
                                                                2003          2002          2003          2002
                                                            -----------   -----------   -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
   From Operations:
     Net investment income (loss) ......................    $    (8,178)  $   (13,426)  $  (280,953) $   (325,166)
     Net realized gain (loss) on investments and
       foreign currency transactions ...................        211,234       311,484     1,794,872      (768,911)
     Change in net unrealized appreciation (depreciation)
       on investments and foreign currency translations         318,298      (227,216)    6,728,412    (5,466,363)
                                                            -----------   -----------   -----------  ------------
     Net increase (decrease) in net assets resulting
       from operations .................................        521,354        70,842     8,242,331    (6,560,440)
                                                            -----------   -----------   -----------  ------------
   Dividends and Distributions to Investor
     Shareholders:
     From net investment income ........................             --            --            --            --
     From net realized gains ...........................       (299,354)     (648,244)           --    (3,723,352)
     Return of Capital .................................             --            --            --          (112)
                                                            -----------   -----------   -----------  ------------
                                                               (299,354)     (648,244)           --    (3,723,464)
                                                            -----------   -----------   -----------  ------------
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .....................................        978,733     2,790,263    13,332,107    21,670,359
   Reinvestment of distributions .......................        232,351       394,302            --     2,620,196
   Redemptions of shares ...............................     (2,008,024)   (5,819,640)  (12,658,713)  (26,074,138)
   Redemption fees .....................................             --            --            --            --
   Issuance of merger shares -- Note 10 ................             --            --            --            --
                                                            -----------   -----------   -----------  ------------
     Total increase (decrease) from Investor
       Share transactions ..............................       (796,940)   (2,635,075)      673,394    (1,783,583)
                                                            -----------   -----------   -----------  ------------
   Total increase (decrease) in net assets .............       (574,940)   (3,212,477)    8,915,725   (12,067,487)
NET ASSETS
   Beginning of Year ...................................      2,881,661     6,094,138    28,587,487    40,654,974
                                                            -----------   -----------   -----------  ------------
   End of Year .........................................    $ 2,306,721   $ 2,881,661   $37,503,212  $ 28,587,487
                                                            ===========   ===========   ===========  ============
Undistributed net investment income (loss) .............    $        --   $        --   $        --  $         --
                                                            ===========   ===========   ===========  ============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .....................................        106,638       239,142     1,169,448     1,714,958
   Reinvestment of distributions .......................         26,374        34,987            --       202,332
   Redemption of shares ................................       (215,497)     (524,618)   (1,100,599)   (2,137,349)
   Shares issued from merger -- Note 10 ................             --            --            --            --
                                                            -----------   -----------   -----------  ------------
   Net increase (decrease) in Investor Shares ..........        (82,485)     (250,489)       68,849      (220,059)
                                                            ===========   ===========   ===========  ============

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                     30 & 31

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR THE YEARS ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED)
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 NET REALIZED AND                        DISTRIBUTIONS
                                                 UNREALIZED GAINS                           FROM NET
                                                   (LOSSES) ON                           REALIZED GAIN
                           NET ASSET                INVESTMENTS            DISTRIBUTIONS ON INVESTMENTS
                             VALUE,        NET      AND FOREIGN TOTAL FROM    FROM NET     AND FOREIGN  DISTRIBUTIONS
                           BEGINNING  INVESTMENT     CURRENCY   INVESTMENT   INVESTMENT     CURRENCY    FROM RETURN
                           OF PERIOD INCOME (LOSS) TRANSACTIONS OPERATIONS     INCOME     TRANSACTIONS   OF CAPITAL
                           --------- ------------- ------------ ---------- -------------  ------------  -------------
EMERGING MARKETS FUND(B)
   2003 ..................     $ 7.81     $ 0.10       $ 3.68      $ 3.78    $   --         $   --      $   --
   2002 ..................       7.49         --         0.32        0.32        --             --          --
   2001 ..................      10.49       0.02        (3.02)      (3.00)       --             --          --
   2000 ..................      12.18      (0.18)       (0.90)      (1.08)    (0.12)         (0.49)         --
   1999(c) ...............      10.62      (0.03)        1.59        1.56        --             --          --
   For the year ended May 31,
   1999 ..................       9.04       0.03         1.58        1.61     (0.03)            --          --

INTERNATIONAL FUND(D)
   2003 ..................     $ 5.37     $ 0.10       $ 1.08      $ 1.18    $(0.12)        $(0.06)     $   --
   2002 ..................       7.26       0.04        (1.13)      (1.09)       --          (0.80)         --
   2001 ..................      16.74       0.09        (2.38)      (2.29)    (0.31)         (6.88)         --
   2000 ..................      17.02       0.15         1.24        1.39     (0.07)         (1.60)         --
   1999 ..................      17.10       0.07         3.20        3.27     (0.18)         (3.17)         --

U.S. LARGE CAP EQUITY FUND
   2003 ..................     $ 2.76      $  --(g)    $ 0.71     $ 0.71    $   --         $   --      $   --
   2002 ..................       3.55      (0.03)       (0.75)      (0.78)       --             --       (0.01)
   2001 ..................       4.95         --(g)     (1.40)      (1.40)       --             --          --
   2000 ..................       6.73      (0.02)        1.26        1.24        --          (2.68)      (0.34)
   1999 ..................       7.79      (0.06)        2.00        1.94        --          (3.00)         --

U.S. OPPORTUNITIES FUND(E)
   2003 ..................     $12.57     $(0.16)      $ 4.11      $ 3.95    $   --         $(0.34)     $   --
   2002 ..................      15.17      (0.10)       (1.15)      (1.25)       --          (1.35)         --
   2001 ..................      18.01      (0.13)        0.59        0.46        --          (3.30)         --
   2000 ..................      12.79      (0.08)        5.30        5.22        --             --          --
   1999(c) ...............      12.80      (0.03)        0.02       (0.01)       --             --          --
   For the year ended May 31,
   1999 ..................      14.76      (0.09)       (1.84)      (1.93)       --          (0.03)         --

MIDCAP VALUE FUND
   2003 ..................     $ 9.67      $  --(g)    $ 2.45      $ 2.45    $   --         $(1.42)     $   --
   2002 ..................      11.11      (0.05)       (0.46)(i)   (0.51)       --          (0.93)         --
   2001 ..................      13.50      (0.02)       (1.13)      (1.15)    (0.01)         (1.23)         --
   2000 ..................      10.88      (0.01)        2.63        2.62        --(g)          --          --
   1999 ..................       9.72         --         1.16        1.16        --             --          --

SMALL CAPITALIZATION VALUE FUND
   2003 ..................     $10.24      $  --(g)    $ 2.87      $ 2.87    $   --         $   --      $   --
   2002 ..................      13.50      (0.12)       (2.04)      (2.16)       --          (1.10)         --(g)
   2001 ..................      16.18      (0.12)        0.89        0.77        --          (3.45)         --
   2000 ..................      13.10      (0.09)        3.74        3.65        --          (0.57)         --
   1999 ..................      12.91      (0.08)        0.51        0.43        --          (0.24)         --



                                                                                        RATIO OF           RATIO OF
                                                                                      EXPENSES TO        EXPENSES TO
                                                                                  AVERAGE NET ASSETS AVERAGE NET ASSETS
                                           NET ASSET                  NET ASSETS,     (INCLUDING         (EXCLUDING
                              TOTAL       VALUE, END       TOTAL        END OF        WAIVERS AND        WAIVERS AND
                           DISTRIBUTIONS   OF PERIOD     RETURN(A)   PERIOD (000)   REIMBURSEMENTS)    REIMBURSEMENTS)
                           ------------- -----------     ---------   ------------   --------------     ---------------
EMERGING MARKETS FUND(B)
   2003                       $   --         $11.59         48.40%     $ 14,218           1.50%             3.19%
   2002                           --           7.81          4.27        43,120           1.63              2.39
   2001                           --           7.49        (28.60)       29,220           1.70              2.38
   2000                        (0.61)         10.49        (10.00)       31,553           1.70              2.35
   1999(c)                        --          12.18         14.69         3,162           1.70              7.84
   For the year ended May 31,
   1999                        (0.03)         10.62         17.88         2,218           1.65             10.74

INTERNATIONAL FUND(D)
   2003                       $(0.18)        $ 6.37         22.66%     $  6,242           1.25%             3.27%
   2002                        (0.80)          5.37        (17.20)        6,427           1.14              1.94
   2001                        (7.19)          7.26        (24.96)       20,850           0.99              1.41
   2000                        (1.67)         16.74          8.02       105,363           0.99              1.14
   1999                        (3.35)         17.02         21.82       157,620           0.99              1.06

U.S. LARGE CAP EQUITY FUND
   2003                       $   --         $ 3.47         25.72%      $ 9,102           2.39%             3.56%
   2002                        (0.01)          2.76        (22.05)        9,475           2.01              2.22
   2001                           --           3.55        (28.28)       19,447           1.50              1.76
   2000                        (3.02)          4.95         18.73        48,327(h)        1.40              1.55
   1999                        (3.00)          6.73         30.95        14,110           1.50              1.99

U.S. OPPORTUNITIES FUND(E)
   2003                       $(0.34)        $16.18         32.13%     $ 46,783           1.93%             2.25%
   2002                        (1.35)         12.57         (9.91)       41,857           1.49              1.50
   2001                        (3.30)         15.17          3.25        28,096           1.49              1.83
   2000                           --          18.01         40.81        63,637           1.18              1.18
   1999(c)                        --          12.79         (0.08)       42,177           1.35              1.35
   For the year ended May 31,
   1999                        (0.03)         12.80        (13.80)       47,870           1.42              1.45

MIDCAP VALUE FUND
   2003                       $(1.42)        $10.70         28.53%      $ 2,307           1.35%             3.75%
   2002                        (0.93)          9.67         (5.80)        2,882           1.35              2.30
   2001                        (1.24)         11.11         (9.30)        6,094           1.35              3.43
   2000                           --          13.50         24.11         8,161           1.35              2.59
   1999                           --          10.88         11.98        11,179           1.35              2.28

SMALL CAPITALIZATION VALUE FUND
   2003                       $   --         $13.11         28.03%     $ 37,503           1.70%             2.36%
   2002                        (1.10)         10.24        (17.74)       28,587           1.65              1.65
   2001                        (3.45)         13.50          5.17        40,655           1.66              1.66
   2000                        (0.57)         16.18         28.98        53,240           1.44              1.44
   1999                        (0.24)         13.10          3.40        60,206           1.50              1.50


                                   RATIO OF
                                NET INVESTMENT
                               INCOME (LOSS) TO
                              AVERAGE NET ASSETS
                                  (INCLUDING     PORTFOLIO
                                 WAIVERS AND     TURNOVER
                                REIMBURSEMENTS)    RATE
                                ---------------  ---------
EMERGING MARKETS FUND(B)
   2003                              0.78%           108%
   2002                             (0.10)           167
   2001                              0.20            144
   2000                             (0.61)           192
   1999(c)                          (0.59)           160(f)
   For the year ended May 31,
   1999                              0.51            177

INTERNATIONAL FUND(D)
   2003                              2.09%            50%
   2002                              0.60            111
   2001                              0.57            146
   2000                              0.54            132
   1999                              0.60             85

U.S. LARGE CAP EQUITY FUND
   2003                             (0.13)%           61%
   2002                             (0.75)            57
   2001                             (0.08)            62
   2000                             (0.79)           195
   1999                             (0.93)            87

U.S. OPPORTUNITIES FUND(E)
   2003                             (1.22)%          162%
   2002                             (0.75)            81
   2001                             (0.79)           105
   2000                             (0.55)           172
   1999(c)                          (0.54)            52(f)
   For the year ended May 31,
   1999                             (0.65)           119

MIDCAP VALUE FUND
   2003                             (0.38)%          103%
   2002                             (0.33)           102
   2001                             (0.12)           149
   2000                             (0.03)           141
   1999                             (0.03)           175

SMALL CAPITALIZATION VALUE FUND
   2003                             (0.87)%           59%
   2002                             (0.83)            85
   2001                             (0.73)            92
   2000                             (0.39)           104
   1999                             (0.54)           102


(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b) Prior to September 17, 1999, the Emerging Markets Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder EM Core Portfolio. Since September 20, 1999 the income, expenses and gains/losses were directly accrued to the Fund. The portfolio turnover rate for the year ended May 31, 1999 represents the turnover of the underlying Portfolio. For the period ended October 31, 1999, the rate represents the period from June 1, 1999 through September 17, 1999 during which time the Fund invested in the Portfolio and from September 20, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.

(c) For the five month period ended October 31, 1999. Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31. All ratios for the period have been annualized.

(d) For the periods through May 31, 1999, the International Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolio, Schroder International Equity Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund. The portfolio turnover rate for the year ended October 31, 1999 represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 through October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.

(e) For the periods through May 31, 1999, U.S. Opportunities Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund. The portfolio turnover rate for the year ended May 31, 1999 represents the turnover of the underlying Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.

(f) Not annualized.

(g) Amount was less than $(0.01) per share.

(h) Net assets as of October 31, 2000 reflect the U.S. Large Cap Equity Fund's acquisition of the net assets of Schroder Large Capitalization Equity Fund as of September 11, 2000.

(i) The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of MidCap Value Fund shares in relation to fluctuating market value of the investments of the Fund.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                     32 & 33

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2003

NOTE 1 -- ORGANIZATION


Schroder Capital Funds (Delaware) ("SCFD") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into four separate investment portfolios: Schroder Emerging Markets Fund, Schroder International Fund, Schroder U.S. Large Cap Equity Fund and Schroder U.S. Opportunities Fund (collectively, the "SCFD Funds").

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into two separate investment portfolios -- Schroder MidCap Value Fund and Schroder Small Capitalization Value Fund (collectively, the "SST Funds" and, together with the SCFD Funds, the "Funds").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform with current year presentation.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Options on indices or exchange-traded fund (ETF) shares are valued at the closing mid-market price. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Funds' Board of Trustees ("Trustees"). The Schroder Emerging Markets Fund and Schroder International Fund employ a valuation policy that monitors for significant events in foreign markets using various benchmarks and techniques in order to apply fair valuation procedures under the direction of the Board of Trustees.

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is each Fund's policy (other than Schroder U.S. Large Cap Equity Fund which is prohibited from investing in repurchase agreements) that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and due when realized.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2003


INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized on the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

DERIVATIVE INSTRUMENTS: Certain Funds may purchase and sell a variety of "derivative" instruments (for example options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

EQUITY-LINKED WARRANTS: The Emerging Markets and International Funds each may invest in equity-linked warrants. A Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.


--------------------------------------------------------------------------------
                                       35
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--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2003

NOTE 3 -- INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENTS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America Inc., ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 1.00% for Schroder Emerging Markets Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for each of Schroder International Fund and Schroder U.S. Opportunities Fund; 0.75% of the first $100 million, and 0.50% in excess of $100 million for Schroder U.S. Large Cap Equity Fund; 0.90% for Schroder MidCap Value Fund; and 0.95% for Schroder Small Capitalization Value Fund. SIMNA contractually agreed to limit the investment advisory fees payable to it by Schroder International Fund through October 31, 2004 to the annual rate of 0.45% of that Fund's average daily net assets.

Effective April 1, 2003, SIMNA retained its affiliate, Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-adviser responsible for the portfolio management of Schroder Emerging Markets Fund. For its services, SIMNA pays SIMNA Ltd. 25% of the investment advisory fees SIMNA receives from the Fund.

The administrator of each series of SCFD (other than Schroder U.S. Large Cap Equity Fund) is Schroder Fund Advisors Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate payable monthly of: 0.225% of the average daily net assets of Schroder International Fund; and 0.25% of the average daily net assets of Schroder Emerging Markets Fund, and Schroder U.S. Opportunities Fund.

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Global Fund Services ("SEI") and Schroder Advisors and SST entered into an administration and accounting agreement with SEI. Under the agreement with SEI, the Funds pay fees to SEI based on the combined average daily net assets of all the Funds according to the following annual rates: 0.15% on the first $300 million of such assets and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses.

In order to limit the Fund's expenses, SIMNA and Schroder Advisors were contractually obligated to reduce their compensation (and, if necessary, to pay certain expenses of each of the Funds) for the fiscal year ended October 31, 2003, to the extent a Fund's Investor Shares total operating expenses exceeded the following annual rates (based on average net assets of each Fund's Investor Shares taken separately): Schroder Emerging Markets Fund: 1.50%; Schroder International Fund: 1.25%; Schroder U.S. Large Cap Equity Fund: 2.00%; Schroder U.S. Opportunities Fund: 2.00%; Schroder MidCap Value Fund: 1.35%; and Schroder Small Capitalization Value Fund: 1.70%. These contractual expense limitations were extended through October 31, 2004. Prior to March 1, 2003, there were no limitations on the expenses of the Schroder U.S. Large Cap Equity Fund and Schroder U.S. Opportunities Fund.

NOTE 4 -- REDEMPTION FEE

Schroder Emerging Markets Fund and Schroder International Fund impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. Prior to July 1, 2003, Schroder Emerging Markets Fund did not impose a redemption fee on shares redeemed, and Schroder International Fund imposed a 2.00% redemption fee on shares redeemed three months or less from their date of purchase. This charge is designed to cover transaction costs that each Fund incurs (directly and indirectly) as a result of its sale of portfolio securities. The fee, which is not a sales charge, is retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statement of Changes in Net Assets under "Redemption fees", and are included as part of Capital paid-in on the Statement of Assets and Liabilities. The redemption fee applies only to Fund shares purchased on or after November 1, 2000, with respect to Schroder International Fund, and only to Fund shares purchased on or after July 1, 2003, with respect to Schroder Emerging Markets Fund. The redemption fees paid to the Schroder Emerging Markets Fund and Schroder International Fund for the year ended October 31, 2003 totalled $5,167 and $915, respectively.


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                                       36
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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2003


NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds receive an additional $1,000 per year. Trustees' fees are allocated among the various Funds based on their relative net assets. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

Certain officers of the Funds are also officers of SIMNA and the Administrator. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the year ended October 31, 2003 were as follows:
                                                      PURCHASES       SALES
                                                     -----------   -----------
Schroder Emerging Markets Fund ..................    $19,061,607   $53,479,923
Schroder International Fund .....................      2,754,068     3,832,748
Schroder U.S. Large Cap Equity Fund .............      4,990,978     7,068,534
Schroder U.S. Opportunities Fund ................     59,925,807    66,166,929
Schroder MidCap Value Fund ......................      2,092,057     3,030,264
Schroder Small Capitalization Value Fund ........     18,242,787    18,274,024

NOTE 7 -- FEDERAL INCOME TAXES

It is the policy of the Funds for each Fund to continue to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses, foreign currency transactions, investments in passive foreign investment companies and losses deferred due to wash sales. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Distributions from short term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.


--------------------------------------------------------------------------------
                                       37
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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2003

At October 31, 2003, the Funds reclassified the following amounts between paid in capital, undistributed net investment income and accumulated undistributed net realized gain (loss):

                                                                     INCREASE (DECREASE)  INCREASE (DECREASE)
                                                    DECREASE          UNDISTRIBUTED NET       ACCUMULATED
                                                 PAID IN CAPITAL      INVESTMENT INCOME  REALIZED GAIN (LOSS)
                                                 ---------------     ------------------  --------------------
Schroder Emerging Markets Fund ................      $ (4,569)             $ 50,770               $(46,201)
Schroder International Fund ...................            --               (44,833)                44,833
Schroder U.S. Large Cap Equity Fund ...........       (10,556)               10,556                     --
Schroder U.S. Opportunities Fund ..............      (654,930)              417,679                237,251
Schroder MidCap Value Fund ....................            --                 8,178                 (8,178)
Schroder Small Capitalization Value Fund ......      (280,953)              280,953                     --

These reclassifications had no impact on the net asset value of the Funds and are presented to show each Fund's capital accounts on a tax basis.

The tax character of dividends and distributions paid during the years ended October 31, 2003 and October 31, 2002 were as follows:

                                                    ORDINARY        LONG-TERM       RETURN
                                                     INCOME       CAPITAL GAIN    OF CAPITAL      TOTAL
                                                   ----------     ------------    ----------     ---------
Schroder International Fund
   2003 .........................................   $ 197,572      $       --      $    --      $  197,572
   2002 .........................................   2,191,989              --           --       2,191,989
Schroder U.S. Large Cap Equity Fund
   2003 .........................................          --              --           --              --
   2002 .........................................          --              --       40,954          40,954
Schroder U.S. Opportunities Fund
   2003 .........................................          --       1,118,816           --       1,118,816
   2002 .........................................          --       3,217,920           --       3,217,920
Schroder MidCap Value Fund
   2003 .........................................      41,524         257,830           --         299,354
   2002 .........................................          --         648,244           --         648,244
Schroder Small Capitalization Value Fund
   2003 .........................................          --              --           --              --
   2002 .........................................          --       3,723,352          112       3,723,464


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                                       38
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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2003

As of October 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                      TOTAL
                                                                                                  DISTRIBUTABLE
                                UNDISTRIBUTED UNDISTRIBUTED  CAPITAL     UNREALIZED      OTHER      EARNINGS
                                  ORDINARY      LONG-TERM      LOSS      APPRECIATION   TEMPORARY  (ACCUMULATED
                                   INCOME     CAPITAL GAIN CARRYFORWARD (DEPRECIATION) DIFFERENCES    LOSSES)
                                 -----------  ------------ ------------ -------------- ----------- ------------
Schroder Emerging
   Markets Fund ................    $119,307    $     --  $(21,157,913)  $2,907,466        $ (3) $(18,131,143)
Schroder International
   Fund ........................     121,782          --   (13,974,468)     399,015         (20)  (13,453,691)
Schroder U.S. Large
   Cap Equity Fund .............          --          --    (6,654,017)     317,174          --    (6,336,843)
Schroder U.S.
   Opportunities Fund ..........          --          --      (392,336)   6,953,865           9     6,561,538
Schroder MidCap
   Value Fund ..................      94,204     110,818            --      465,164          --       670,186
Schroder Small
   Capitalization Value Fund ...          --     904,952            --    7,890,278          --     8,795,230

As of October 31, 2003, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                                    EXPIRATION
                                                                       DATES
                                                       AMOUNT       OCTOBER 31,
                                                     -----------    -----------
Schroder Emerging Markets Fund ...................   $ 1,291,678       2007
                                                       2,912,590       2008
                                                      13,879,728       2009
                                                       2,912,053       2010
                                                         161,864       2011
Schroder International Fund ......................     9,620,366       2009
                                                       3,440,360       2010
                                                         913,742       2011
Schroder U.S. Large Cap Equity Fund ..............     3,389,363       2009
                                                       2,512,657       2010
                                                         751,997       2011
Schroder U.S. Opportunities Fund .................       392,336       2010

During the year ended October 31, 2003, capital loss carryforwards that were utilized to offset gains were as follows:

                                                             AMOUNT
                                                            --------
Schroder U.S. Opportunities Fund ........................   $956,340
Schroder Small Capitalization Value Fund ................    889,923


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                                       39

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2003


At October 31,  2003,  the  identified  cost for Federal  income tax purposes of
investments   owned  by  each  Fund  and  their   respective   gross  unrealized
appreciation and depreciation were as follows:


                                                                    GROSS UNREALIZED           NET UNREALIZED
                                               IDENTIFIED           ----------------            APPRECIATION
                                                TAX COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
                                               -----------    ------------    --------------   --------------
Schroder Emerging Markets Fund ..............  $11,354,934     $3,520,067         $(612,582)      $2,907,485*
Schroder International Fund .................    5,869,244        557,920          (160,309)         397,611
Schroder U.S. Large Cap Fund ................    8,779,501      1,026,830          (709,656)         317,174
Schroder U.S. Opportunities Fund ............   39,498,761      7,433,051          (479,186)       6,953,865
Schroder MidCap Value Fund ..................    1,915,705        479,618           (14,454)         465,164
Schroder Small Capitalization Value Fund ....   31,008,569      8,413,940          (523,662)       7,890,278

-----------------
*Net of $70,775 accrued foreign capital gains taxes on appreciated securities.

NOTE 8 -- PORTFOLIO INVESTMENT RISKS

Schroder International Fund has a relatively large portion of its assets invested in companies domiciled in particular foreign countries, including Japan and the United Kingdom. The Fund may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Schroder Emerging Markets Fund may invest more than 25% of its total assets in issuers located in any one country. To the extent that it does so, the Fund is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Fund invests in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Option contracts involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Options also involve the risk that the other party to the transaction will be unable to meet its obligation or that the Funds will be unable to close out the position at any particular time or at an acceptable price.

NOTE 9 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning beneficially or of record 5% or more of shares of a Fund outstanding as of October 31, 2003 and the total percentage of shares of the Fund held by such shareholders.

                                                      5% OR GREATER SHAREHOLDERS
                                                      --------------------------
                                                       NUMBER     % OF FUND HELD
                                                       ------     --------------
Schroder Emerging Markets Fund .....................      5           86.67%
Schroder International Fund ........................      2           78.56%
Schroder U.S. Large Cap Equity Fund ................      3           25.81%
Schroder U.S. Opportunities Fund ...................      4           67.24%
Schroder MidCap Value Fund .........................      4           82.26%
Schroder Small Capitalization Value Fund ...........      5           54.55%



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                                       40
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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
OCTOBER 31, 2003

NOTE 10 -- MERGER


As of the close of business on June 20, 2003, Schroder U.S. Opportunities Fund acquired all the net assets of Schroder Ultra Fund, a series of Schroder Capital Funds (Delaware), pursuant to a plan of reorganization approved by the shareholders of Schroder Ultra Fund on May 30, 2003.

The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:

                                                          AT CLOSE OF BUSINESS JUNE 20, 2003
                                                  -----------------------------------------------------
                                                   SCHRODER          SCHRODER U.S.
                                                  ULTRA FUND      OPPORTUNITIES FUND      MERGED ASSETS
                                                  ----------      ------------------      -------------
Net Assets* ...................................   $6,789,513           $36,984,609         $43,774,122
Unrealized Appreciation .......................    1,339,446             4,387,556           5,727,002
Shares Outstanding ............................    1,351,112             2,643,981           3,129,290
Net Asset Value Per Share .....................         5.03                 13.99               13.99

As of the close of business on September 20, 2002, Schroder Emerging Markets Fund acquired all the net assets of Schroder Emerging Markets Fund Institutional Portfolio, a series of Schroder Capital Funds (Delaware), pursuant to a plan of reorganization approved by the shareholders of Schroder Emerging Markets Fund Institutional Portfolio on September 5, 2002.

The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:

                                                      AT CLOSE OF BUSINESS SEPTEMBER 20, 2002
                                          ------------------------------------------------------------
                                              SCHRODER EMERGING
                                                MARKETS FUND
                                           INSTITUTIONAL PORTFOLIO
                                          -------------------------
                                                                             SCHRODER
                                           INVESTOR       ADVISOR             EMERGING       MERGED
                                            SHARES         SHARES           MARKETS FUND     ASSETS
                                          -----------    ----------         ------------   -----------
Net Assets** ...........................  $13,952,640    $2,787,110          $26,254,161   $42,993,911
Unrealized Appreciation (Depreciation) .      838,793    (1,766,057)          (1,545,006)   (2,472,270)
Shares Outstanding .....................    2,091,257       417,853            3,441,595     5,635,763
Net Asset Value Per Share ..............         6.67          6.67                 7.63          7.63



------------------
* Net assets for the Schroder Ultra Fund was $6,789,513 which included accumulated losses of $1,202 and unrealized gains of $1,340,648.
** Net assets for the Schroder Emerging Markets Fund Institutional Portfolio was $16,739,750 which included net investment loss of $20,535, accumulated losses of $38,667,601 and unrealized losses of $927,417.


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                                       41
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REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees and Shareholders of Schroder Capital Funds (Delaware) and Schroder Series Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder Emerging Markets Fund, Schroder International Fund, Schroder U.S. Large Cap Equity Fund, Schroder U.S. Opportunities Fund (constituting Schroder Capital Funds (Delaware)), and Schroder MidCap Value Fund and Schroder Small Capitalization Value Fund (constituting Schroder Series Trust) (collectively referred to as the "Funds") at October 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the four years in the period then ended (for Schroder Series Trust) and for each of the periods presented (for Schroder Capital Funds (Delaware)), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for Schroder Series Trust for each of the periods ended on or before October 31, 1999 were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those financial highlights in their report dated December 14, 1999.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 12, 2003


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                                       42
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SHAREHOLDER MEETING (UNAUDITED)


A meeting of the Shareholders of the Schroder Ultra Fund series of Schroder Capital Funds (Delaware) was held on May 30, 2003 at the offices of the Trust, 875 Third Avenue, New York, New York 10022. The matter voted upon by Shareholders and the resulting votes are presented below:



PROPOSAL 1.

To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Schroder Ultra Fund to Schroder U.S. Opportunities Fund, as described in the Prospectus/Proxy Statement and the Agreement and Plan of Reorganization.



VOTES
                   For                  Against                 Abstain
              -------------            -----------             ----------
              1,029,426.666            218,048.452             76,224.000


--------------------------------------------------------------------------------
                                       43
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TRUSTEES AND OFFICERS (UNAUDITED; AS OF DECEMBER 12, 2003)
Additional  information  regarding  the  Trustees  is  included  in  the  Funds'
Statement of Additional Information, which is available free of charge by calling (800) 464-3108.

                                                                    TERM OF
                                                                    OFFICE
                                                                      AND
                                        POSITION(S)                 LENGTH                         PRINCIPAL
NAME, AGE                              HELD WITH THE                OF TIME                      OCCUPATION(S)
AND ADDRESS                               TRUSTS                    SERVED                    DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------

TRUSTEES
Hon. David N. Dinkins*, 76                Trustee                 Indefinite           Professor, Columbia University School
875 Third Avenue, 22nd Fl.                                        Since 1994           of International and Public Affairs
New York, NY 10022

Peter E. Guernsey*, 82                    Trustee                 Indefinite           Formerly, Senior Vice President,
875 Third Avenue, 22nd Fl.                                    Since 1975 (SCF(D))      Marsh & McLennan, Inc.
New York, NY 10022                                             Since 1993 (SST)

John I. Howell*, 86                       Trustee                 Indefinite           Private Consultant since 1987
875 Third Avenue, 22nd Fl.                                    Since 1975 (SCF(D))
New York, NY 10022                                             Since 1993 (SST)

Peter S. Knight*, 51                      Trustee                 Indefinite           Managing Director, MetWest Financial.
875 Third Avenue, 22nd Fl.                                        Since 1993           Former President of Sage Venture
New York, NY 10022                                                                     Partners. Former Partner, Wunder,
                                                                                       Knight Law Firm.

Peter Clark**, 39                       Trustee and               Indefinite           Chief Executive Officer, SIMNA Inc. and
875 Third Avenue, 22nd Fl.               Chairman                 Since 3/03           SIMNA Ltd., 3/03-Present. Executive Vice
New York, NY 10022                                                                     President, SIMNA Inc. and SIMNA Ltd.,
                                                                                       12/01-2/03. Managing Director and Head
                                                                                       of Emerging Markets, JP Morgan/JP Morgan
                                                                                       Investment Management, 1986-2001.

William L. Means*, 67                     Trustee                 Indefinite           Formerly, Chief Investment Officer,
875 Third Avenue, 22nd Fl.                                        Since 1997           Alaska Permanent Fund Corporation
New York, NY 10022

Clarence F. Michalis*, 81                 Trustee                 Indefinite           Chairman of the Board of Directors,
875 Third Avenue, 22nd Fl.                                    Since 1969 (SCF(D))      Josiah Macy, Jr., Foundation
New York, NY 10022                                             Since 1993 (SST)

Hermann C. Schwab*, 83                    Trustee                 Indefinite           Formerly, consultant to Schroder Capital
875 Third Avenue, 22nd Fl.                                    Since 1969 (SCF(D))      Management International Inc.
New York, NY 10022                                             Since 1993 (SST)

James D. Vaughn*, 58                      Trustee                 Indefinite           Formerly, Managing Partner,
875 Third Avenue, 22nd Fl.                                        Since 12/03          Deloitte & Touche
New York, NY 10022


                                      NUMBER OF SERIES                       OTHER
                                       IN FUND COMPLEX                   DIRECTORSHIPS
NAME, AGE                                OVERSEEN BY                        HELD BY
AND ADDRESS                            BOARD MEMBER***                   BOARD MEMBER
----------------------------------------------------------------------------------------------------------------

TRUSTEES
Hon. David N. Dinkins*, 76                    6             Director, American Stock Exchange, Carver
875 Third Avenue, 22nd Fl.                                  Federal Savings Bank, Transderm Laboratory
New York, NY 10022                                          Corp. and The Cosmetic Center, Inc.

Peter E. Guernsey*, 82                        6             Retired
875 Third Avenue, 22nd Fl.
New York, NY 10022

John I. Howell*, 86                           7             Director, United States Life Insurance Co. of the
875 Third Avenue, 22nd Fl.                                  city of New York; First SunAmerica Life Insurance
New York, NY 10022                                          Co. Trustee, Schroder Global Series Trust.

Peter S. Knight*, 51                          7             Director, Medicis Pharmaceutical Corp.,
875 Third Avenue, 22nd Fl.                                  EntreMed, Inc. and Pharmaceutical Resources, Inc.
New York, NY 10022                                          Trustee, Schroder Global Series Trust.


Peter Clark**, 39                             6             N/A
875 Third Avenue, 22nd Fl.
New York, NY 10022




William L. Means*, 67                         6             Retired
875 Third Avenue, 22nd Fl.
New York, NY 10022

Clarence F. Michalis*, 81                     7             Chairman of the Board of Directors, Josiah Macy,
875 Third Avenue, 22nd Fl.                                  Jr., Foundation. Trustee, Schroder Global Series
New York, NY 10022                                          Trust.

Hermann C. Schwab*, 83                        6             Retired
875 Third Avenue, 22nd Fl.
New York, NY 10022

James D. Vaughn*, 58                          7             Trustee, Schroder Global Series Trust
875 Third Avenue, 22nd Fl.
New York, NY 10022

---------------------
 *   Also serves as a member of the Audit Committees for each Trust.
** Trustee who is deemed to be an "interested person" of the Trusts as defined in the 1940 Act is referred to as an "Interested Trustee." Mr. Clark is an Interested Trustee due to his status as an officer and employee of Schroder Investment Management North America Inc., the Trust's investment advisor and its affiliates.
*** The "Fund Complex" includes all series of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust.


--------------------------------------------------------------------------------
                                       44 & 45

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (UNAUDITED; AS OF DECEMBER 12, 2003)

                                                                    TERM OF
                                                                    OFFICE
                                                                      AND
                                        POSITION(S)                 LENGTH                         PRINCIPAL
NAME, AGE                              HELD WITH THE                OF TIME                      OCCUPATION(S)
AND ADDRESS                               TRUSTS                    SERVED                    DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------

OFFICERS
Catherine A. Mazza, 42            Trustee*, President and          Indefinite         Trustee, President and Chief Executive
875 Third Avenue, 22nd Fl.        Chief Executive Officer          Since 2000         Officer of the Trust (Schroder Capital
New York, NY 10022                                                                    Management (Delaware), Schroder Series
                                                                                      Trust and Schroder Global Series Trust);
                                                                                      Sr. Vice President Schroder Investment
                                                                                      Management North America Inc.
                                                                                      ("Schroder"); President and Director,
                                                                                      Schroder Fund Advisors Inc.

Alan M. Mandel, 46                Treasurer and Principal          Indefinite         First Vice President, Senior Vice President,
875 Third Avenue, 22nd Fl.        Financial and Accounting         Since 1998         Treasurer and Director, Schroder Fund
New York, NY 10022                       Officer                                      Advisors Inc.; Treasurer and Chief Financial
                                                                                      Officer of the Trust. Formerly, Director,
                                                                                      Mutual Fund Administration, Salomon
                                                                                      Brothers Asset Management.

Barbara Brooke Manning, 56            Vice President               Indefinite         Senior Vice President, Director and Chief
875 Third Avenue, 22nd Fl.                                         Since 2002         Compliance Officer, Schroder and Schroder
New York, NY 10022                                                                    Fund Advisors Inc.; Vice President of the
                                                                                      Trust. Formerly, Special Counsel, Roseman
                                                                                      & Colin (law firm); Assistant Regional
                                                                                      Administrator, Securities & Exchange
                                                                                      Commission, Northeast Regional Office.

Carin F. Muhlbaum, 41               Vice President and             Indefinite         First Vice President and General Counsel,
875 Third Avenue, 22nd Fl.               Secretary         Vice President since 1998; Schroder; First Vice President, Secretary
New York, NY 10022                                            Secretary since 2001    and General Counsel, Schroder Fund
                                                                                      Advisors Inc.; Vice President and Secretary
                                                                                      of the Trust. Formerly Associate Attorney,
                                                                                      Seward & Kissel.

Nicholas J. Rossi, 40           Assistant Vice President           Indefinite         Vice President and Assistant Secretary,
875 Third Avenue, 22nd Fl.       and Assistant Secretary    Assistant Vice President  Schroder; Vice President, Schroder Fund
New York, NY 10022                                          since 2001; Assistant     Advisors Inc.; Vice President and Assistant
                                                             Secretary since 1998     Secretary of the Trust.




                                    NUMBER OF FUNDS
                                  IN SCHRODER CAPITAL
                                  FUNDS (DELAWARE) AND            OTHER
                                  SCHRODER SERIES TRUST       DIRECTORSHIPS
NAME, AGE                             OVERSEEN BY                HELD BY
AND ADDRESS                          BOARD MEMBER             BOARD MEMBER
-------------------------------------------------------------------------------

OFFICERS

Catherine A. Mazza, 42                    N/A                       N/A
875 Third Avenue, 22nd Fl.
New York, NY 10022






Alan M. Mandel, 46                        N/A                       N/A
875 Third Avenue, 22nd Fl.
New York, NY 10022




Barbara Brooke Manning, 56                N/A                       N/A
875 Third Avenue, 22nd Fl.
New York, NY 10022





Carin F. Muhlbaum, 41                     N/A                       N/A
875 Third Avenue, 22nd Fl.
New York, NY 10022




Nicholas J. Rossi, 40                     N/A                       N/A
875 Third Avenue, 22nd Fl.
New York, NY 10022



----------------
*Trustee for Schroder  Global Series Trust only.  Formerly a Trustee of Schroder
 Series Trust and Schroder Capital Funds (Delaware).



--------------------------------------------------------------------------------
                                    46 & 47

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS (UNAUDITED)
For shareholders that do not have an October 31, 2003 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2003 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2003, each portfolio is designated the following items with regard to distributions paid during the year.

                                           LONG TERM     LONG TERM    QUALIFIED
                                          (20% RATE)    (15% RATE)     5-YEAR       ORDINARY
                                         CAPITAL GAIN  CAPITAL GAIN     GAIN         INCOME     TAX-EXEMPT     TOTAL
FUND                                     DISTRIBUTION  DISTRIBUTION DISTRIBUTION  DISTRIBUTIONS  INTEREST  DISTRIBUTIONS
--------------                           ------------  ------------ ------------  ------------- ---------- -------------
Schroder Emerging Markets Fund ...........   0.00%        0.00%        0.00%          100.00%      0.00%      100.00%
Schroder International Fund ..............   0.00%        0.00%        0.00%          100.00%      0.00%      100.00%
Schroder U.S. Large Cap Equity Fund ......   0.00%        0.00%        0.00%           0.00%       0.00%        0.00%
Schroder U.S. Opportunities Fund ......... 100.00%        0.00%        0.00%           0.00%       0.00%      100.00%
Schroder Mid Cap Value Fund ..............  86.13%        0.00%        0.00%          13.87%       0.00%      100.00%
Schroder Small Capitalization Value Fund .   0.00%        0.00%        0.00%           0.00%       0.00%        0.00%



                                            QUALIFYING                 FOREIGN
                                          FOR CORPORATE  QUALIFYING      TAX
                                          DIVIDENDS REC.  DIVIDEND   WITHHOLDING
FUND                                       DEDUCTION (1) INCOME (2) PASS THRU (3)
--------------                            -------------- ---------- -------------
Schroder Emerging Markets Fund ..........      0.00%        0.00%       100.00%
Schroder International Fund .............      0.00%        0.00%         0.00%
Schroder U.S. Large Cap Equity Fund .....      0.00%        0.00%         0.00%
Schroder U.S. Opportunities Fund ........      0.00%        0.00%         0.00%
Schroder Mid Cap Value Fund .............      0.00%        0.00%         0.00%
Schroder Small Capitalization Value Fund       0.00%        0.00%         0.00%


(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."
(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(3) Foreign tax credit pass thru represents the amount eligible for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions."

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended October 31, 2003:

The Funds  listed  below  designated  the  following  amounts  as  capital  gain dividends:
                                                      LONG TERM SHORT TERM
                                                     ---------- ----------
Schroder U.S. Opportunities Fund .................   $1,118,816   $    --
Schroder MidCap Value Fund .......................      257,830    41,524



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRIVACY STATEMENT
--------------------------------------------------------------------------------


In the course of doing business with Schroders and the Schroders Mutual Funds, you share nonpublic personal and financial information with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary and unauthorized access to it.

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, information may come from applications, requests for forms or literature (such as name, address, account or tax identification number), and your transactions and account positions with us (such as types and amounts of investments and bank account information). On occasion, such information may come form those providing services to us from your own brokerage or other financial services firm.

We do not sell your personal or financial information to any third parties.

We do not disclose your personal or financial information to non-affiliated third parties unless one of the following limited exceptions applies:

o We disclose personal information to companies that help us maintain, process or service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, transfer agency, custodial, brokerage or proxy solicitation services for us.

o We may disclose personal or financial information, such as account and transaction data, to companies, which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

o We may disclose or report personal information in limited circumstances where we believe in good faith that disclosure is required or permitted under law, for example, to cooperate with regulators or law enforcement authorities, or for institutional risk control.

o We may disclose personal information if you request or authorize us to do so.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within Schroders, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We intent to observe these policies with respect to current and former Schroders customers and shareholders of the Schroder Mutual Funds.

If you identify and inaccuracy in your personal information or need to make a change to that information, please contact us in writing so that we may promptly update our records.







     This Privacy Policy applies to the Schroder Mutual Funds, Schroder Fund
       Advisors Inc. and Schroder Investment Management North America Inc.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR             Schroder Investment Management North America Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

TRUSTEES                       Peter L. Clark (CHAIRMAN)
                               David N. Dinkins
                               Peter E. Guernsey
                               John I. Howell
                               Peter S. Knight
                               William L. Means
                               Clarence F. Michalis
                               Hermann C. Schwab
                               James D. Vaughn

DISTRIBUTOR                    Schroder Fund Advisors Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

TRANSFER & SHAREHOLDER         Boston Financial Data Services, Inc.
SERVICING AGENT

CUSTODIAN                      J.P. Morgan Chase & Co.

COUNSEL                        Ropes & Gray LLP

INDEPENDENT PUBLIC AUDITORS    PricewaterhouseCoopers LLP

                               The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.


                               SCHRODER CAPITAL FUNDS (DELAWARE)
                               SCHRODER SERIES TRUST
                               P.O. BOX 8507
                               BOSTON, MA 02266
                               (800) 464-3108

                               39364



[LOGO] SCHRODERS  | 2004
       200 years of forward thinking

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts is James D. Vaughn. Mr.. Vaughn is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable - only effective for annual reports for periods ending on or after December 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting during the period from May 1, 2003 through October 31, 2003 that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting, except as disclosed in the following sentence. . During the period, the registrant implemented certain enhancements to its internal control over financial reporting designed to ensure timely recording of settlement amounts received in respect of class action litigation relating to portfolio securities held by the registrant.


ITEMS 10.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), and Section 906 of the Sarbanes Oxley Act of 2002 also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schroder Series Trust


By (Signature and Title)*                /s/ Catherine A. Mazza
                                         ----------------------
                                         Catherine A. Mazza, Principal Executive
                                         Officer

Date 12/29/2003





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                /s/ Catherine A. Mazza
                                         ----------------------
                                         Catherine A. Mazza, Principal Executive
                                         Officer


Date 12/29/2003


By (Signature and Title)*                /s/ Alan M. Mandel
                                         ------------------
                                         Alan M. Mandel, Treasurer and
                                         Chief Financial Officer

Date 12/29/2003
* Print the name and title of each signing officer under his or her signature.